Exhibit 99.1



AGREEMENT AND PLAN OF MERGER
BY AND AMONG
LANDMARK BANCSHARES, INC.,
MNB BANCSHARES, INC.
AND
LANDMARK MERGER COMPANY





APRIL 19, 2001


LIST OF EXHIBITS

Exhibit A	Amended and Restated Certificate
  of Incorporation of Newco
Exhibit B	Bylaws of Newco
Exhibit C	List of Directors and
   Executive Officers of Newco
Exhibit D	Form of Opinion of
   Counsel to LBI
Exhibit E	Form of Opinion of
   Counsel to MNB
Exhibit F	Form of Exchange
   Agent Agreement
Exhibit G	Newco Employment
   Agreements



Schedule 4.1 	MNB Organization
Schedule 4.2 	Subsidiary Organization
Schedule 4.5 	MNB Capitalization
Schedule 4.6	MNB Subsidiary Capitalization
Schedule 4.7	MNB Financial Statements and Reports
Schedule 4.9	MNB Title to Properties
Schedule 4.10	MNB Condition and Sufficiency of Assets
Schedule 4.12	MNB Undisclosed Liabilities; Adverse Changes
Schedule 4.13	MNB Taxes
Schedule 4.14	MNB Compliance with ERISA
Schedule 4.15	MNB Compliance with Legal Requirements
Schedule 4.16	MNB Legal Proceedings; Orders
Schedule 4.17	MNB Absence of Certain Changes and Events
Schedule 4.18	MNB Properties, Contracts, Benefit
    			   Plans and Other Agreements
Schedule 4.19	MNB No Defaults
Schedule 4.20	MNB Insurance
Schedule 4.21	MNB Compliance with Environmental Laws
Schedule 4.22	MNB Regulatory Filings
Schedule 4.25	MNB Brokerage Commissions
Schedule 5.1 	LBI Organization
Schedule 5.2	LBI Subsidiary Organization
Schedule 5.5 	LBI Capitalization
Schedule 5.6	LBI Subsidiary Capitalization
Schedule 5.7	LBI Financial Statements and Reports
Schedule 5.9	LBI Title to Properties
Schedule 5.10	LBI Condition and Sufficiency of Assets
Schedule 5.12	LBI Undisclosed Liabilities;
                     Adverse Changes
Schedule 5.13	LBI Taxes
Schedule 5.14	LBI Compliance with ERISA
Schedule 5.15	LBI Compliance with Legal Requirements
Schedule 5.16	LBI Legal Proceedings; Orders
Schedule 5.17	LBI Absence of Certain Changes and Events
Schedule 5.18	LBI Properties, Contracts, Benefit
			   Plans and Other Agreements
Schedule 5.19	LBI No Defaults
Schedule 5.20	LBI Insurance
Schedule 5.21	LBI Compliance with
			   Environmental Laws
Schedule 5.22	Regulatory Filings
Schedule 5.25	LBI Brokerage Commissions
Schedule 8.7	Employee Benefit Plan Payments;
			   Newco Employee Benefits




        AGREEMENT AND PLAN OF MERGER
	THIS AGREEMENT AND PLAN OF MERGER
(this "Agreement") is entered into as of this 19th
day of April, 2001, among LANDMARK
BANCSHARES, INC., a Kansas corporation ("LBI"),
MNB BANCSHARES, INC., a Delaware corporation
("MNB"), and LANDMARK MERGER COMPANY, a
Delaware corporation ("Newco").
              RECITALS
	A.	LBI and MNB each desire to merge
with and into Newco (the "Merger") with Newco as
the resulting corporation (the "Resulting
Corporation").
	B.	Subject to the terms of this
Agreement, each outstanding share of the common
stock of LBI, $0.10 par value per share ("LBI
Common Stock"), and each outstanding share of
the common stock of MNB, $0.01 par value per
share ("MNB Common Stock"), shall be converted
at the time of the consummation of the Merger (the "Closing") into the right to receive the number of shares of the common stock of Newco, $0.01 par
value per share ("Newco Common Stock"), as set
forth below.
	C.	The parties desire to make certain
representations, warranties and agreements in
connection with the Merger and also agree to
certain prescribed conditions of the Merger.
            AGREEMENTS
In consideration of the mutual covenants,
representations and warranties contained herein, the
parties agree as follows:
             ARTICLE 1
            DEFINITIONS
	Section 1.1	Definitions. In addition to
those terms defined throughout this Agreement,
the following terms, when used herein, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of
the terms defined):
		(a)	"Affiliate" means with
respect to:
			(i)	a particular individual:
(A) each other member of such individual's Family;
(B) any Person that is directly or indirectly
controlled by such individual or one or more
members of such individual's Family; (C) any Person
in which such individual or members of such
individual's Family hold (individually or in the
aggregate) a Material Interest; and (D) any Person
with respect to which such individual or one or more
members of such individual's Family serves as a
director, officer, partner, executor or trustee (or in a
similar capacity); and
			(ii)	a specified Person
other than an individual:  (A) any Person that
directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (B) any
Person that holds a Material Interest in such
specified Person; (C) each Person that serves as a
director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (D) any
Person in which such specified Person holds a
Material Interest; (E) any Person with respect to
which such specified Person serves as a general
partner or a trustee (or in a similar capacity); and
(F) any Affiliate of any individual described in clause
(B) or (C) of this subsection (ii).
		(b)	"Applicable Contract"
means any Contract:  (i) under which either MNB or
LBI, or any of its respective Subsidiaries, has or may acquire any rights; (ii) under which either MNB or
LBI, or any of its respective Subsidiaries is or may
be subject to any obligation or liability; or (iii) by
which either MNB or LBI, or any of its respective Subsidiaries or any of the assets owned or used by any of them is or may be bound.
		(c)	"Best Efforts" means the
efforts that a prudent Person desirous of achieving a
result would use in similar circumstances to ensure
that such result is achieved as expeditiously as
possible, provided, however, that an obligation to
use Best Efforts under this Agreement does not
require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this
Agreement and the Contemplated Transactions.
		(d)	"Breach" means with respect
to a representation, warranty, covenant, obligation
or other provision of this Agreement or any
instrument delivered pursuant to this Agreement,
any inaccuracy in or breach of, or any failure to
perform or comply with, in a material respect, such representation, warranty, covenant, obligation or other provision.
		(e)	"Business Day" means any
day means any day on which the trading of stocks
occurs on the New York Stock Exchange.
		(f)	"Call Report" means the
quarterly report of income and condition required to
be filed with the Federal Deposit Insurance
Corporation by any depository institution (as defined
in the Federal Deposit Insurance Act, as amended).
		(g)	"Contemplated
Transactions" means all of the transactions
contemplated by this Agreement, including: (i) the
Merger; (ii) the performance by MNB, LBI, Newco,
SNB and LFSB of their respective covenants and
obligations under this Agreement; and (iii) Newco's acquisition of control of MNB and LBI and their respective Subsidiaries; and (iv) the merger of LFSB
with and into SNB.
		(h)	"Contract" means any
agreement, contract, obligation, promise or
understanding (whether written or oral and whether
express or implied) that is legally binding.
		(i)	"ERISA" means the
Employee Retirement Income Security Act of 1974,
as amended.
		(j)	"Family" means with respect
to an individual: (i) the individual; (ii) the individual's spouse; and (iii) any other natural person who is related to the individual or the individual's spouse
within the second degree who resides with the
individual.
		(k)	"Knowledge" means with
respect to:
			(i)	an individual, that the
individual is actually aware of the fact or other
matter in question; and
			(ii)	a Person (other than
an individual), that an individual who is serving, as a director, officer, managing partner, executor or trustee of such Person (or in any similar capacity)
has, or at any time had, Knowledge of the fact or
other matter in question, provided, however, that in
the case of MNB, Knowledge means the Knowledge
of any director or executive officer of SNB, and in
the case of LBI, Knowledge means the Knowledge
of any director or executive officer of LFSB.
		(l)	"LBI Subsidiary" means any
Subsidiary of LBI.
		(m)	"LBI Transactional
Expenses" means all transaction costs of LBI
necessary to consummate the Contemplated
Transactions, including its share of organizational
expenses of Newco fees, the aggregate expenses of
attorneys, accountants, consultants, financial
advisors and other professional advisors incurred by
LBI in connection with this Agreement and the
Contemplated Transactions, LBI's costs of
preparing, printing and mailing the Proxy
Statement-Prospectus and all other non-payroll
related costs and expenses in each case incurred or
to be incurred by LBI through the Effective Time in connection with this Agreement and the
Contemplated Transactions, excluding, however, all
payments and expenses associated with the
acceleration of payment of compensation (including
severance benefits, allocation and vesting under any employee stock ownership plan, stock option plans, retention plans, deferred compensation agreements
or any other LBI Employee Benefit Plan, as defined
below).
		(n)	"LFSB" means Landmark
Federal Savings Bank, a federally chartered savings
bank with its main office located in Dodge City,
Kansas, and a Subsidiary of LBI.
		(o)	"Legal Requirement" means
any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, regulation,
policy statement, directive, statute or treaty.
		(p)	"Material Adverse Effect"
means with respect to a Person (other than an
individual), a material adverse effect (whether or not required to be accrued or disclosed under Statement of Financial Accounting Standards No. 5): (i) on the condition (financial or otherwise), properties, assets, liabilities, businesses or results of operations of such Person (but does not include any such effect resulting from or attributable to any action or
omission by MNB or LBI or any Subsidiary of either
of them taken by any of the foregoing with the prior
written consent of the other parties hereto in
contemplation of the Contemplated Transactions);
or (ii) on the ability of such Person to perform its obligations under this Agreement on a timely basis, provided, however, that it does not include the effect of any change of law, rule or regulation or general
economic event or change in interest rates affecting financial institutions generally.
		(q)	"Material Interest" means
the direct or indirect beneficial ownership (as
currently defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of: (i) voting securities or other voting interests representing at
least 10% of the outstanding voting power of a
Person; or (ii) equity securities or other equity
interests representing at least 10% of the
outstanding equity securities or equity interests in a
Person.
		(r)	"MNB Subsidiary" means
any Subsidiary of MNB.
		(s)	"MNB Transactional
Expenses" means all transaction costs of MNB
necessary to consummate the Contemplated
Transactions, including its share of organizational
expenses of Newco fees, the aggregate expenses of
attorneys, accountants, consultants, financial
advisors and other professional advisors incurred by
MNB in connection with this Agreement and the
Contemplated Transactions, MNB's costs of
preparing, printing and mailing the Proxy
Statement-Prospectus and all other non-payroll
related costs and expenses in each case incurred or
to be incurred by MNB through the Effective Time
in connection with this Agreement and the
Contemplated Transactions, excluding, however, all
payments and expenses associated with acceleration
of payment of compensation (including severance
benefits, allocation and vesting under any employee
stock ownership plan, stock option plans, retention
plans, deferred compensation agreements or any
other MNB Employee Benefit Plan, as defined
below).
		(t)	"Order" means any award,
decision, injunction, judgment, order, ruling,
extraordinary supervisory letter, memorandum of understanding, resolution, agreement, directive, subpoena or verdict entered, issued, made, rendered
or required by any court, administrative or other governmental agency, including any Regulatory
Authority, or by any arbitrator.
		(u)	"Ordinary Course of
Business" shall include any action taken by a Person
only if such action:
			(i)	is consistent with the
past practices of such Person and is taken in the
ordinary course of the normal day-to-day operations
of such Person;
			(ii)	is not required to be
authorized by the board of directors of such Person
(or by any Person or group of Persons exercising
similar authority), other than loan approvals for
customers of a financial institution; and
			(iii)	is similar in nature and
magnitude to actions customarily taken, without any authorization by the board of directors (or by any
Person or group of Persons exercising similar
authority), other than loan approvals for customers
of a financial institution, in the ordinary course of
the normal day-to-day operations of other Persons
that are in the same line of business as such Person.
		(v)	"Person" means any
individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or Regulatory Authority.
		(w)	"Proceeding" means any
action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal)
commenced, brought, conducted or heard by or
before, or otherwise involving, any judicial or
governmental authority, including a Regulatory
Authority, or arbitrator.
		(x)	"Regulatory Authorities"
means any federal, state or local governmental body,
agency or authority that under applicable statutes
and regulations: (i) has supervisory, judicial, administrative, police, taxing or other power or authority over MNB or LBI or any of its respective Subsidiaries; (ii) is required to approve, or give its consent to the Contemplated Transactions; or
(iii) with which a filing must be made in connection
with the Contemplated Transactions, including in
any case, the Board of Governors of the Federal
Reserve System and the Office of Thrift Supervision.
		(y)	"Representative" means with
respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.
		(z)	"SNB" means Security
National Bank, a national bank with its main office
located in Manhattan, Kansas, and a Subsidiary of
MNB.
		(aa)	"Subsidiary" means with
respect to any Person (the "Owner"), any
corporation or other Person whose securities or
other interests having the power to elect a majority
of that corporation's or other Person's board of
directors or similar governing body, or otherwise
having the power to direct the business and policies
of that corporation or other Person (other than
securities or other interests having such power only
upon the future occurrence of a contingency), are
held by the Owner or one or more of its
Subsidiaries.
		(bb)	"TFR" means the quarterly
Thrift Financial Report of Condition required to be
filed with the Office of Thrift Supervision by any
federally chartered savings bank.
		(cc)	"Tax" means any tax
(including any income tax, capital gains tax, value-
added tax, sales tax, property tax, franchise tax, gift
tax or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency or other fee, and any related charge or amount (including any
fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Regulatory Authority or payable pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy,
assessment, tariff, duty, deficiency or fee.
		(dd)	"Tax Return" means any
return (including any information return), report, statement, schedule, notice, form or other document or information filed with or submitted to, or required
to be filed with or submitted to, any Regulatory
Authority in connection with the determination,
assessment, collection or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal
Requirement relating to any Tax.
		(ee)	"Threatened" means having
received (orally or in writing) any demand,
statement or notice regarding  a claim, Proceeding,
dispute, action or other matter, or the occurrence of
any other event or the existence of any other
circumstances, that would lead a prudent Person to
conclude that such a claim, Proceeding, dispute,
action or other matter is likely to be asserted,
commenced, taken or otherwise pursued in the
future.
		(ff)	"Termination Date" means
March 1, 2002, or such later date as shall have been
agreed to in writing by the parties to this
Agreement.
       Section 1.2 Principles of Construction.
	(a) 	In this Agreement, unless
otherwise stated or the context otherwise requires,
the following uses apply:  (i) actions permitted under
this Agreement may be taken at any time and from
time to time in the actor's sole discretion;
(ii) references to a statute refer to the statute as in effect on the date of this Agreement and to any successor statute, and to all regulations promulgated
under or implementing the statute or successor, as in
effect at the relevant time; (iii) in computing periods
from a specified date to a later specified date, the
words "from" and "commencing on" (and the like)
mean "from and including," and the words "to,"
"until" and "ending on" (and the like) mean "to, but excluding"; (iv) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body
that succeeds to the functions of the agency,
authority or instrumentality; (v) indications of time
of day mean Dodge City, Kansas time;
(vi) "including" means "including, but not limited
to"; (vii) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified;
(viii) all words used in this Agreement will be
construed to be of such gender or number as the circumstances require; and (ix) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Agreement have been inserted solely for convenience of reference and
shall not be considered a part of this Agreement nor
shall any of them affect the meaning or interpretation
of this Agreement or any of its provisions.
	(b)	The Book of Schedules of
each of LBI and MNB referred to in this Agreement
consist of the agreements and other documentation
described and referred to in this Agreement with
respect to such party, which Schedules were
delivered by each of LBI and MNB to the other not
less than one (1) Business Day before the date of
this Agreement.  The disclosures in the Schedules,
and those in any supplement thereto, shall relate only
to the representations and warranties in the
section of this Agreement to which they expressly
relate and not to any other representation or
warranty in this Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other
than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.
	(c)	All accounting terms not
specifically defined herein shall be construed in
accordance with generally accepted accounting
principles in the United States consistent with those
used in the preparation of the most recent audited consolidated financial statements of LBI or MNB, as the case may be ("GAAP").
	(d)	With regard to each and every
term and condition of this Agreement and any and
all agreements and instruments subject to the terms
hereof, the parties to this Agreement understand and
agree that the same have or has been mutually
negotiated, prepared and drafted, and that if at any
time the parties hereto desire or are required to
interpret or construe any such term or condition or
any agreement or instrument subject hereto, no
consideration shall be given to the issue of which
party to this Agreement actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.
            ARTICLE 2
           THE MERGER
	Section 2.1	Manner of Merger.  Upon
the terms and subject to the conditions of this
Agreement, at the Effective Time (as defined
below), LBI and MNB shall be merged with and into
Newco pursuant to the provisions of, and with the
effect provided in the General Corporation Law of
the State of Delaware, as amended (the "Delaware
Code"), and Newco shall be the Resulting
Corporation.  After the Merger, Newco will change
its name to "Landmark Bancshares, Inc."  As a
result of the Merger, each share of LBI Common
Stock issued and outstanding immediately prior to
the Effective Time, other than any Dissenting Shares
held by LBI stockholders or as otherwise provided
herein, and each share of MNB Common Stock
issued and outstanding immediately prior to the
Effective Time, other than Dissenting Shares held by
MNB stockholders or as otherwise provided herein,
will be converted into the right to receive the
number of shares of Newco Common Stock in
accordance with the LBI Exchange Ratio and the
MNB Exchange Ratio, respectively, as set forth in
Section 3.1(a).
	Section 2.2	Closing; Effective Time.
	(a) 	Provided that this Agreement
shall not have been terminated in accordance with its
terms, the Closing shall occur through the mail, or at
a place that is mutually acceptable to MNB and LBI,
or if they fail to agree, at the main office of LFSB
located at Central and Spruce Streets, Dodge City,
Kansas, at 10:00 a.m. on the date that is twenty-one
(21) Business Days after the end of the last month in
which all required approvals or consents of the
Regulatory Authorities for the Contemplated
Transactions have been received and all statutory
waiting periods relating to such approvals have
expired (the "Closing Date").
	(b)	The parties to this Agreement
agree to file on the Closing Date the appropriate certificate of merger, as contemplated by
Section 17-6702 of the General Corporation Code
of Kansas (the "Kansas Code"), with the Secretary
of State of the State of Kansas, and an appropriate certificate of merger, as contemplated by
Section 252(c) of the Delaware Code, with the
Secretary of State of the State of Delaware.  The
Merger shall be effective at the time and on the date
agreed to by the parties to this Agreement, and in
the event the parties fail to so agree, at 12:01 a.m. of
the day following the date on which the certificate of merger is accepted for filing by the Secretary of
State of the State of Delaware (the "Effective
Time").
	Section 2.3	Effect of Merger.  At the
Effective Time, the effect of the Merger shall be as provided in Section 259 of the Delaware Code.
Without limiting the generality of the foregoing, at
the Effective Time, all the property, rights,
privileges, powers and franchises of MNB and LBI
shall be vested in the Resulting Corporation, and all
debts, liabilities and duties of MNB and LBI shall
become the debts, liabilities and duties of the
Resulting Corporation.
	Section 2.4	Amended and Restated
Certificate of Incorporation.  MNB and LBI agree
to cause to be filed at the Effective Time with the Secretary of State of the State of Delaware an amendment and restatement of the certificate of incorporation of Newco substantially in the form attached as Exhibit A, and such amended and
restated certificate of incorporation shall thereafter represent the certificate of incorporation of the
Resulting Corporation until amended as provided by
law.
	Section 2.5	Bylaws.  The bylaws of
Newco, in the form attached as Exhibit B, shall be
the bylaws of the Resulting Corporation until
amended as provided by law.
	Section 2.6	Directors and Officers.
From and after the Effective Time, the directors and executive officers of the Resulting Corporation shall be as set forth in Exhibit C, with three (3) members
in each of Class I and Class II, and four (4) members
of Class III, of the Resulting Corporation's board of directors. Such directors and executive officers shall serve until their successors shall have been elected or appointed and shall have qualified in accordance
with the Delaware Code and the certificate of
incorporation and bylaws of the Resulting
Corporation.
	Section 2.7	LBI's Deliveries at Closing.
At the Closing, LBI shall deliver, or cause to be
delivered to MNB the following items:
	(a)	copies of resolutions of the
board of directors and the stockholders of LBI
approving this Agreement and the consummation of
the Contemplated Transactions; certified as of the
Closing Date by the Secretary or any Assistant
Secretary of LBI;
	(b)	a good standing certificate for
LBI issued by the Secretary of State of the State of
Kansas and dated not more than fifteen (15)
Business Days prior to the Closing Date;
	(c)	a good standing certificate for
LFSB issued by the Office of Thrift Supervision (the
"OTS") and dated not more than fifteen (15)
Business Days prior to the Closing Date;
	(d)	a copy of the articles of
incorporation of LBI certified not more than
fifteen (15) Business Days prior to the Closing Date
by the Secretary of State of the State of Kansas;
	(e)	a copy of the charter of LFSB
certified not more that fifteen (15) Business Days
prior to the Closing Date by the OTS;
	(f)	a certificate of the Secretary
or any Assistant Secretary of LBI dated the Closing
Date and certifying a copy of LBI's bylaws;
	(g)	a certificate of the Secretary
or any Assistant Secretary of LFSB dated the
Closing Date and certifying a copy of LFSB's
bylaws;
	(h)	a certificate executed by the
President or Vice President and Secretary or any
Assistant Secretary of LBI, dated the Closing Date,
stating that:  (i) there have been no further
amendments to the articles of incorporation and
charter delivered pursuant to this Section; (ii) all of
the representations and warranties of LBI set forth
in this Agreement, as the same may have been
updated pursuant to Section 7.6, are true and
correct in all material respects with the same force
and effect as if all of such representations and
warranties were made at the Closing Date, provided,
however, that to the extent such representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the extent that representations and warranties are made in this
Agreement subject to a standard of materiality or
Knowledge, such representations and warranties
shall be true and correct in all respects; and (iii) LBI
has performed or complied in all material respects
with all of the covenants and obligations to be
performed or complied with by it under the terms of
this Agreement on or prior to the Closing Date,
provided, however, that to the extent performance
and compliance with such covenants and obligations
are subject in this Agreement to a standard of
materiality, LBI shall have performed and complied
in all respects with such covenants and obligations;
	(i)	a list of LBI's stockholders as
of the Closing Date certified by the Secretary or any
Assistant Secretary of LBI;
	(j)	a certificate of each of LBI's
legal counsel, accountants and financial advisor or investment banker, if any, representing that all fees and expenses incurred by LBI prior to and including
the Effective Time have been paid in full, or
certificates from these professionals that all fees and expenses incurred by LBI prior to and including the Effective Time have been invoiced to LBI and a certificate from LBI that all invoiced amounts have
been paid or accrued;
	(k)	a legal opinion of LBI's
counsel, Malizia Spidi & Fisch, PC, dated the
Closing Date to the effect set forth in Exhibit D;
and
	(l)	such other documents as
MNB or its counsel shall reasonably request.
	Section 2.8	MNB's Deliveries at
Closing.  At the Closing, MNB shall deliver, or
cause to be delivered to LBI the following items:
		(a)	copies of resolutions of the
board of directors and the stockholders of MNB
approving this Agreement and the consummation of
the Contemplated Transactions; certified as of the
Closing Date by the Secretary or any Assistant
Secretary of MNB;
		(b)	a good standing certificate for
MNB issued by the Secretary of State of the State of Delaware, dated not more than fifteen (15) Business
Days prior to the Closing Date;
		(c)	a good standing certificate for
SNB issued by the Office of the Comptroller of the
Currency (the "OCC") and dated not more than
fifteen (15) Business Days prior to the Closing Date;
		(d)	a copy of the certificate of
incorporation of MNB certified not more than
fifteen (15) Business Days prior to the Closing Date
by the Secretary of State of the State of Delaware;
		(e)	a copy of the articles of
association of SNB certified not more that
fifteen (15) Business Days prior to the Closing Date
by the OCC;
		(f)	a certificate of the Secretary
or any Assistant Secretary of MNB dated the
Closing Date and certifying a copy of MNB's
bylaws;
		(g)	a certificate of the Cashier or
any Assistant Cashier of SNB dated the Closing
Date and certifying a copy of SNB's bylaws;
		(h)	a certificate executed by the
President or Vice President and Secretary or any
Assistant Secretary of MNB, dated the Closing
Date, stating that: (i) there have been no further amendments to the certificate of incorporation and articles of association delivered pursuant to this
Section; (ii) all of the representations and warranties
of MNB set forth in this Agreement, as the same
may have been updated pursuant to Section 6.6, are
true and correct in all material respects with the
same force and effect as if all of such representations
and warranties were made at the Closing Date,
provided, however, that to the extent such
representations and warranties expressly relate to an earlier date, such representations shall be true and correct in all material respects on and as of such
earlier date, and provided further, that to the extent
that representations and warranties are made in this Agreement subject to a standard of materiality or
Knowledge, such representations and warranties
shall be true and correct in all respects; and
(iii) MNB has performed or complied in all material
respects with all of the covenants and obligations to
be performed or complied with by it under the terms
of this Agreement on or prior to the Closing Date,
provided, however, that to the extent performance
and compliance with such covenants and obligations
are subject in this Agreement to a standard of
materiality, MNB shall have performed and
complied in all respects with such covenants and
obligations;
		(i)	a list of MNB's stockholders
as of the Closing Date certified by the Secretary or
any Assistant Secretary of MNB;
		(j)	a certificate of each of
MNB's legal counsel, accountants and financial
advisor or investment banker, if any, representing
that all fees and expenses incurred by MNB prior to
and including the Effective Time have been paid in
full, or certificates from these professionals that all
fees and expenses incurred by MNB prior to and
including the Effective Time have been invoiced to
MNB and a certificate from MNB that all invoiced
amounts have been paid or accrued;
		(k)	a legal opinion of MNB's
counsel, Barack Ferrazzano Kirschbaum Perlman &
Nagelberg, dated the Closing Date to the effect set
forth in Exhibit E; and
		(l)	such other documents as LBI
or its counsel shall reasonably request.
    Section 2.9	Newco's Deliveries at
Closing.  At the Closing, Newco shall deliver, or
cause to be delivered to MNB and LBI the following
items:
		(a)	copies of resolutions of the
board of directors and the stockholders of Newco
approving this Agreement and the consummation of
the Contemplated Transactions; certified as of the
Closing Date by the Secretary or any Assistant
Secretary of Newco;
		(b)	a good standing certificate for
Newco issued by the Secretary of State of the State
of Delaware, dated not more than fifteen (15)
Business Days prior to the Closing Date;
		(c)	a copy of the certificate of
incorporation of Newco certified not more than
fifteen (15) Business Days prior to the Closing Date
by the Secretary of State of the State of Delaware;
		(d)	a certificate of the Secretary
or any Assistant Secretary of Newco dated the
Closing Date and certifying a copy of Newco's
bylaws;
		(e)	a certificate executed by the
President or Vice President and Secretary or any
Assistant Secretary of Newco, dated the Closing
Date, stating that: (i) there have been no further amendments to the certificate of incorporation delivered pursuant to this Section; and (ii) Newco
has performed or complied in all material respects
with all of the covenants and obligations to be
performed or complied with by it under the terms of
this Agreement on or prior to the Closing Date,
provided, however, that to the extent performance
and compliance with such covenants and obligations
are subject in this Agreement to a standard of
materiality, Newco shall have performed and
complied in all respects with such covenants and
obligations;
		(f)	a list of Newco's
stockholders as of the Closing Date certified by the Secretary or any Assistant Secretary of Newco; and
		(g)	such other documents as
MNB, LBI or the counsel of either shall reasonably
request.
	Section 2.10	Bank Merger.  Concurrently
with the Merger and immediately after the Effective
Time, MNB and LBI intend to merge LFSB with and
into, and under the charter of, SNB, with the resulting
bank to be known as Landmark National Bank (the
"Bank Merger").  The Bank Merger will be effected
pursuant to a merger agreement in the form required by
the National Bank Act, as amended (the "National
Bank Act"), and by other applicable Legal
Requirements, containing terms and conditions not inconsistent with the Agreement as mutually determined by MNB and LBI (the "Bank Merger
Agreement").  The Bank Merger shall occur only if
the Merger is consummated, and it shall become
effective immediately after the Effective Time or such
later time as may be determined by MNB and LBI.  To
obtain the necessary regulatory approvals for the Bank Merger to occur immediately after the Effective Time,
MNB and LBI agree to cause each of SNB and LFSB, respectively, to approve, adopt, execute and deliver the Bank Merger Agreement and to take such other steps as are reasonably necessary prior to the Effective Time
to effect the Bank Merger.  MNB and LBI agree to
share equally the costs incurred to effect the Bank
Merger.
	Section 2.11	Absence of Control.  Subject
to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that neither
MNB nor LBI by reason of this Agreement shall be
deemed (until consummation of the Contemplated
Transactions) to control, directly or indirectly, the
other party and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of such other party.
               ARTICLE 3
CONVERSION OF SECURITIES IN THE MERGER
	Section 3.1	Manner of Merger.
	(a) 	Subject to the provisions of
this Article, by virtue of the Merger and without any
action on the part of MNB, LBI or Newco, or the
holder of any MNB Common Stock, LBI Common
Stock or Newco Common Stock:
		(i)	each share of Newco
Common Stock issued and outstanding immediately
prior to the Effective Time shall at the Effective Time
be canceled without consideration and without any
action required on the part of LBI or MNB, as the
holders thereof;
		(ii)	each share of LBI
Common Stock issued and outstanding immediately
prior to the Effective Time shall become and
automatically be converted into one (1) share of
Newco Common Stock (the "LBI Exchange
Ratio"), and shall thereafter represent the right to
receive and be exchangeable for such number of
shares, rounded to the nearest thousandth of a share
of Newco Common Stock (the "LBI Exchange
Shares"), provided, however, that all shares of LBI
Common Stock held by LBI as treasury stock shall not
be converted into shares of Newco Common Stock,
but instead shall be canceled as a result of the Merger;
and
		(iii)	each share of MNB
Common Stock issued and outstanding immediately
prior to the Effective Time shall become and
automatically be converted into five hundred twenty
three thousandths (0.523) shares of Newco
Common Stock (the "MNB Exchange Ratio"), and
shall thereafter represent the right to receive and be exchangeable for such number of shares, rounded to the nearest thousandth of a share of Newco
Common Stock (the "MNB Exchange Shares"),
provided, however, that all shares of MNB Common
Stock held by MNB as treasury stock shall not be
converted into shares of Newco Common Stock, but
instead shall be canceled as a result of the Merger, and provided further, that no Dissenting Shares (as defined below) held by stockholders of MNB shall be converted into shares of Newco Common Stock, but
instead shall be treated as described in Section 3.4.
	(b)	After the Effective Time, no
holder of LBI Common Stock or MNB Common
Stock which is issued and outstanding immediately
prior to the Effective Time will have any rights in
respect of such LBI Common Stock or MNB
Common Stock, respectively, except:  (i) to receive
shares of Newco Common Stock for the shares of
LBI Common Stock or MNB Common Stock,
respectively, converted as provided in this Section,
plus an amount in cash, as provided below, for any fractional share of Newco Common Stock which such holder would have been entitled to receive; or
(ii) to receive payment for such shares of LBI
Common Stock or MNB Common Stock,
respectively, in the manner and to the extent
provided in Section 262 of the Delaware Code.
	(c)	If prior to the Effective Date
either LBI or MNB changes (or establishes a record
date for changing) the number of shares of MNB
Common Stock or LBI Common Stock issued and
outstanding as a result of a stock split, stock
dividend, recapitalization or similar transaction with respect to the outstanding LBI Common Stock or
MNB Common Stock and the record date therefor
shall be prior to the Effective Date, the number of
shares of Newco Common Stock to be received by
the stockholder of the party making such change
shall be proportionately adjusted to reflect such
change in that party's issued and outstanding shares.
     Section 3.2	Steps of Transaction.
	(a)	The parties shall mutually
select a Person to serve as exchange agent (the
"Exchange Agent") for the parties to effect the
surrender of certificates representing outstanding
shares of either LBI Common Stock or MNB
Common Stock (the "Certificates") in exchange for
Newco Common Stock and/or cash in redemption of
fractional shares.  The Exchange Agent shall serve
under the terms of an exchange agent agreement
substantially in the form attached as Exhibit F.  On
the date agreed to by the parties to this Agreement,
and in the event the parties fail to so agree, the date which is ten (10) Business Days prior to the Closing, the Exchange Agent shall mail or cause to be mailed
to each then current holder of record of a Certificate
or Certificates a form of transmittal letter (the
"Letter of Transmittal") providing instructions for
the transmittal of the Certificates and shall specify
that delivery shall be effected, and risk of loss and
title to the Certificates shall pass, only upon delivery
of the Certificates (or a lost certificate affidavit and a bond in a form reasonably acceptable to Newco).
LBI and MNB agree to cause the Exchange Agent
to use all reasonable efforts to mail or cause to be
mailed the Letter of Transmittal to all Persons who
become holders of LBI Common Stock or MNB
Common Stock, respectively, subsequent to the date
the Letter of Transmittal was first mailed to LBI and
MNB stockholders, respectively, and by 5:00 p.m.
on the date which is five (5) Business Days prior to
the Closing Date.
	(b)	As promptly as practicable
after the Effective Time, Newco shall cause the
Exchange Agent to deliver to each holder of LBI
Common Stock or MNB Common Stock who
previously submitted an effective Letter of
Transmittal accompanied by the Certificates covered
by such Letter of Transmittal: (i) certificates representing the number of whole shares of Newco
Common Stock into which the shares of LBI
Common Stock or MNB Common Stock previously
represented by the Certificates so surrendered were converted; plus (ii) an amount in cash, as provided below, for any fractional share of Newco Common
Stock which such holder would have been entitled to
receive.
	(c)	Within twenty (20) days after
the Effective Time, Newco shall cause the Exchange
Agent to send to each holder of record of LBI
Common Stock or MNB Common Stock
immediately prior to the Effective Time who has not previously submitted his or her Certificates, additional transmittal materials for use in
surrendering Certificates to the Exchange Agent and instructions for use in effecting such surrender in exchange for shares of Newco Common Stock and
cash for any fractional shares.
	(d)	No dividends or other
distributions declared after the Effective Time with
respect to Newco Common Stock and payable to
any former stockholders of record of LBI or MNB
shall be paid to a former stockholder of LBI or
MNB who holds any unsurrendered Certificate with
respect to LBI Common Stock or MNB Common
Stock, respectively, until the stockholder shall
surrender the Certificate. Until so surrendered and exchanged, each outstanding Certificate shall for all purposes, other than the payment of dividends or other distributions, if any, to former holders of
record of shares of LBI Common Stock or MNB
Common Stock represent the shares of Newco
Common Stock into and for which such shares have
been so converted; provided, however, that upon
surrender of a Certificate, there shall be paid to the record holder or holders of the Certificate, the amount, without interest thereon, of such dividends
and other distributions, if any, which previously have become payable with respect to the number of whole shares of Newco Common Stock represented by
such Certificate.
	(e)	No fractional shares of
Newco Common Stock shall be issued upon the
surrender for exchange of Certificates; no dividend
or distribution of Newco shall relate to any
fractional share interest; and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Newco.  Instead,
each holder of shares of LBI Common Stock or
MNB Common Stock having a fractional interest in
shares of Newco Common Stock arising upon the
conversion of such shares of LBI Common Stock or
MNB Common Stock shall, at the time of surrender
of the Certificates, be paid by Newco an amount in
cash, without interest, determined by multiplying
such fractional share of Newco Common Stock by
the average of the closing sale prices of Newco
Common Stock for the five (5) trading days
immediately following the Closing Date.
	(f)	All shares of Newco Common
Stock, and any required cash payments for fractional
shares, into and for which shares of LBI Common
Stock or MNB Common Stock shall have been
converted and exchanged pursuant to this Agreement,
shall be deemed to have been issued in full satisfaction
of all rights pertaining to such converted and
exchanged shares of LBI Common Stock and MNB
Common Stock.
	(g)	At the Effective Time, LBI
and MNB shall each deliver to the Exchange Agent
a certified copy of a list of its respective
stockholders, after which there shall be no further registration or transfers on the stock transfer books of LBI of the shares of LBI Common Stock or on
the stock transfer books of MNB of the shares of
MNB Common Stock, all of which were outstanding
immediately prior to the Effective Time. If after the Effective Time Certificates representing shares of
LBI Common Stock or MNB Common Stock are
presented to the Exchange Agent or Newco, they
shall be canceled and exchanged for Newco
Common Stock as provided in this Agreement.
	(h)	If a certificate representing
shares of Newco Common Stock is to be issued in a
name other than that in which the Certificate
surrendered in exchange therefor is registered, it
shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed, accompanied by all documents required to
evidence and effect such transfer and otherwise in
proper form for transfer and that the Person
requesting such exchange shall pay to Newco any
transfer or other taxes required by reason of the
issuance of a certificate representing shares of
Newco Common Stock in any name other than that
of the registered holder of the Certificate
surrendered, or otherwise required, or shall establish
to the satisfaction of Newco that such tax has been
paid or is not payable.
	Section 3.3	Tax Free Reorganization.
The parties to this Agreement intend for the Merger
to qualify as a nontaxable reorganization within the
meaning of Section 368 and related sections of the
Internal Revenue Code of 1986, as amended (the
"Code"), and agree to cooperate and to take such
actions as may be reasonably necessary to ensure
such result.
	Section 3.4	Dissenting Shares.
Notwithstanding anything to the contrary contained
in this Agreement, to the extent appraisal rights are available to stockholders of LBI or MNB pursuant to the provisions of any applicable Legal
Requirements, any shares of LBI Common Stock or
MNB Common Stock held by a Person who objects
to the Merger, whose shares either were not entitled
to vote or were not voted in favor of the Merger and
who complies with all of the provisions of the
applicable Legal Requirements concerning the rights
of such Person to dissent from the Merger and to
require appraisal of such Person's shares and who
has not withdrawn such objection or waived such
rights prior to the Effective Time (collectively with respect to all such LBI or MNB stockholders, the
"Dissenting Shares"), shall not be converted
pursuant to Section 3.1, but shall become the right
to receive such consideration as may be determined
to be due to the holder of such Dissenting Shares
pursuant to the applicable Legal Requirements,
including, if applicable, any costs determined to be
payable by either LBI or MNB to its respective
holders of Dissenting Shares pursuant to an order of
any court pursuant to any applicable Legal
Requirements; provided, however, that each
Dissenting Share held by a Person at the Effective
Time who shall, after the Effective Time, withdraw
the demand for appraisal or lose the right of
appraisal, in either case pursuant to applicable Legal Requirements shall be deemed to be converted, as of the Effective Time, into the number of shares of
Newco Common Stock as is determined in
accordance with Section 3.1.
	Section 3.5	Options.
		(a) 	At and after the Effective Time,
each option granted by LBI and MNB to purchase
shares of LBI Common Stock and MNB Common
Stock, respectively, which is outstanding and
unexercised immediately prior thereto shall cease to represent a right to acquire shares of either LBI
Common Stock or MNB Common Stock and shall be
converted automatically into an option to purchase
shares of Newco Common Stock (the "LBI
Converted Stock Options" and the "MNB
Converted Stock Options," respectively) in an
amount and at an exercise price determined as provided
below and otherwise subject to the terms of the
agreements evidencing the grants of such options:
			(i) 	the number of shares
of Newco Common Stock to be subject to each LBI
Converted Stock Option shall be equal to the
product of the number of shares of LBI Common
Stock subject to the original option and the LBI
Exchange Ratio, provided that any fractional shares
of Newco Common Stock shall be rounded up to the
next highest whole share;
			(ii) 	the exercise price per
share of Newco Common Stock under the LBI
Converted Stock Option shall be equal to the
exercise price per share of LBI Common Stock
under the original option divided by the LBI
Exchange Ratio, provided that such exercise price
shall be rounded to the nearest whole cent;
			(iii) 	the number of shares
of Newco Common Stock to be subject to each
MNB Converted Stock Option shall be equal to the
product of the number of shares of MNB Common
Stock subject to the original option and the MNB
Exchange Ratio, provided that any fractional shares
of Newco Common Stock shall be rounded up to the
next highest whole share; and
			(iv) 	the exercise price per
share of Newco Common Stock under the MNB
Converted Stock Option shall be equal to the
exercise price per share of MNB Common Stock
under the original option divided by the MNB
Exchange Ratio, provided that such exercise price
shall be rounded to the nearest whole cent.
		(b)	The adjustment provided in
this Section with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code), shall be and is intended to be effected
in a manner which is consistent with Section 424(a)
of the Code.  The duration and other terms of the
LBI Converted Stock Options and MNB Converted
Stock Options shall be the same as the original
option except that all references to LBI or MNB, as
the case may be, shall be deemed to be references to
Newco.
            ARTICLE 4
    REPRESENTATIONS AND WARRANTIES BY MNB
MNB hereby represents and warrants to LBI
that the following are true and correct as of the date hereof, and will be true and correct as of the
Effective Time:
	Section 4.1	MNB Organization.  MNB:
(a) is a corporation duly organized, validly existing
and in good standing under the laws of the State of
Delaware and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or
leased by it makes such qualification necessary;
(b) is registered with the Board of Governors of the
Federal Reserve System (the "Federal Reserve") as
a bank holding company under the federal Bank
Holding Company Act of 1956, as amended (the
"BHCA"); and (c) has full power and authority,
corporate and otherwise, to operate as a bank
holding company and to own, operate and lease its
properties as presently owned, operated and leased,
and to carry on its business as it is now being
conducted.  Copies of the certificate of
incorporation and bylaws of MNB and all
amendments thereto set forth in Schedule 4.1 of the
MNB Book of Schedules are complete and correct.
MNB owns no voting stock or equity securities of
any corporation, association, partnership or other
entity, other than all of the voting stock of SNB and
as set forth on Schedule 4.1 of the MNB Book of
Schedules.
	Section 4.2	MNB Subsidiary
Organization.  SNB is a national banking
association duly organized, validly existing and in
good standing under the laws of the United States of America. SNB has full power and authority, corporate and otherwise, to own, operate and lease
its properties as presently owned, operated and
leased, and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the
nature of the business conducted or the properties or
assets owned or leased by it makes such
qualification necessary. Copies of the articles of association and bylaws of SNB and all amendments thereto set forth in Schedule 4.2 of the MNB Book
of Schedules are complete and correct.  SNB owns
no voting stock or equity securities of any
corporation, association, partnership or other entity,
other than as shown on Schedule 4.2 of the MNB
Book of Schedules.
	Section 4.3	Authorization.  MNB has
the requisite corporate power and authority to enter
into and perform its obligations under this
Agreement and the execution, delivery and
performance of this Agreement by MNB and the
consummation by it of the transactions contemplated
thereby, have been duly authorized by all necessary corporate action, subject to stockholder approval.
This Agreement constitutes a legal, valid and binding obligation of MNB enforceable in accordance with its terms except as such enforcement may be limited
by bankruptcy, insolvency, reorganization or other
similar laws and subject to general principles of
equity.
	Section 4.4	No Conflict.  Neither the
execution nor delivery of this Agreement nor the consummation or performance of any of the
Contemplated Transactions will, directly or
indirectly (with or without notice or lapse of time):
(a) contravene, conflict with or result in a violation
of any provision of the certificate of incorporation,
the articles of association, the bylaws or any
resolution adopted by the board of directors or
stockholders of, MNB or any MNB Subsidiary;
(b) contravene, conflict with or result in a violation
of any Legal Requirement or any Order to which
MNB or any MNB Subsidiary, or any of the assets
that are owned or used by them, may be subject,
other than any of the foregoing that would be
satisfied by compliance with the provisions of the
BHCA, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of
1934, as amended (the "Exchange Act"), the
National Bank Act and the Delaware Code; and
(c) contravene, conflict with or result in a violation
or breach of any provision of, or give any Person the
right to declare a default or exercise any remedy
under, or to accelerate the maturity or performance
of, or to cancel, terminate or modify any material Applicable Contract to which MNB or any MNB
Subsidiary is a party or by which any of their
respective assets is bound; or (d) result in the
creation of any lien, charge or encumbrance upon, or
with respect to, any of the assets owned or used by
MNB or any MNB Subsidiary.  Except for the
requisite approval of its stockholders, neither MNB
nor any MNB Subsidiary is or will be required to
give any notice to, or obtain any consent from, any
Person in connection with the execution and delivery
of this Agreement or the consummation or
performance of any of the Contemplated
Transactions.
	Section 4.5	MNB Capitalization.  The
authorized capital stock of MNB consists, and at
March 31, 2001, consisted of:  (a) 3,000,000 shares
of common stock, $0.01 par value per share, of
which 1,563,905 shares were issued, and none of
which shares were held in the treasury of MNB as of
that date; and (b) 200,000 shares of preferred stock,
$0.01 par value per share, none of which shares
were issued and outstanding.  The maximum number
of shares of MNB Common Stock (assuming for this
purpose that share equivalents constitute MNB
Common Stock) that would be outstanding
immediately prior to the Effective Time (including
treasury shares) if all options, warrants, conversion
rights and other rights with respect thereto were
exercised and the restrictions on any restricted stock
were no longer applicable is 1,638,137 shares.  All
of the outstanding shares of capital stock of MNB
have been duly and validly authorized and issued and
are fully paid and nonassessable.  To the Knowledge
of MNB and except as disclosed in this Agreement
or on the Schedules, none of the shares of
authorized capital stock of MNB are, nor on the
Closing Date will they be, subject to any claim of
right except pursuant to this Agreement. Except as contemplated in this Agreement or as set forth in
Schedule 4.5 of the MNB Book of Schedules,
there are, as of the date of this Agreement, no
outstanding subscriptions, contracts, conversion
privileges, options, warrants, calls or other rights obligating MNB or any MNB Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem
or otherwise acquire, any shares of capital stock of
MNB or any MNB Subsidiary.  There are no
outstanding securities of MNB that are convertible
into, or exchangeable for, any shares of MNB's
capital stock, and except as provided in this Section
or otherwise disclosed in this Agreement, LBI is not
a party to any Contract relating to the issuance, sale
or transfer of any equity securities or other securities
of MNB.  None of the shares of MNB Common
Stock were issued in violation of any federal or state securities laws or any other Legal Requirement.
MNB does not own or have any Contract to acquire
any equity securities or other securities of any
Person or any direct or indirect equity or ownership interest in any other business except for the capital stock of SNB and as set forth in Schedule 4.5 of
the MNB Book of Schedules.  Except as disclosed
in or permitted by this Agreement or as provided on
Schedule 4.5 of the MNB Book of Schedules, no
shares of MNB capital stock have been purchased,
redeemed or otherwise acquired, directly or
indirectly, by MNB or any MNB Subsidiary and no
dividends or other distributions payable in any equity securities of MNB or any MNB Subsidiary have been declared, set aside, made or paid to the
stockholders of MNB.
	Section 4.6	MNB Subsidiary
Capitalization.  The authorized capital stock of
SNB consists, and at the Effective Time will consist, exclusively of 2,000,000 shares of common stock,
$1.00 par value per share, all of which shares are,
and immediately prior to the Closing will be, duly authorized, validly issued and outstanding, fully paid and nonassessable except as provided in Section 55
of the National Bank Act (the "SNB Bank
Shares").  MNB is, and will be on the Closing Date,
the record and beneficial owner of
one hundred percent (100%) of SNB Shares, free
and clear of any lien or encumbrance whatsoever,
except as set forth in Schedule 4.6 of the MNB
Book of Schedules.  The SNB Bank Shares are, and
will be on the Closing Date, freely transferable and
are, and will be on the Closing Date, subject to no
claim of right except pursuant to this Agreement and
as set forth in Schedule 4.6 of the MNB Book of
Schedules.  There are no options, warrants, rights,
calls or commitments of any character relating to
any additional shares of the capital stock of SNB.
No capital stock or other security issued by SNB has
been issued in violation of, or without compliance
with, any preemptive rights of stockholders.  There
are no outstanding securities of SNB that are
convertible into, or exchangeable for, any shares of
SNB's capital stock, and SNB is not a party to any
Contract relating to the issuance, sale or transfer of
any equity securities or other securities of SNB.
SNB does not own, or have any Contract to acquire,
any equity securities or other securities of any
Person or any direct or indirect equity or ownership interest in any other business, except as set forth in
Schedule 4.6 of the MNB Book of Schedules.
	Section 4.7	Financial Statements and
Reports.  True, correct and complete copies of the
following financial statements of MNB are included
in Schedule 4.7 of the MNB Book of Schedules:
	(a)	Consolidated Balance Sheets
and the related Statements of Income, Statements of
Changes in Stockholders' Equity and Statements of
Cash Flows of MNB for the years ended
December 31, 1998, 1999 and 2000;
	(b)	Consolidated Balance Sheet
and the related Statement of Income of MNB for the
three months ended March 31, 2001; and
	(c)	Call Reports for SNB at the
close of business on December 31, 1998, 1999 and
2000.
	The financial statements described in this
Section (the "MNB Financial Statements") are
complete and correct in all material respects and
fairly and accurately present the respective financial position, assets, liabilities and results of operations of MNB and the MNB Subsidiaries at the respective
dates of, and for the periods referred to in, the MNB Financial Statements. The financial statements described in clause (a) above are audited statements
and have been prepared in conformity with GAAP.
The financial statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to have a Material Adverse
Effect on MNB on a consolidated basis).  The MNB
Financial Statements do not include any material
assets or omit to state any material liabilities,
absolute or contingent, or other facts, which
inclusion or omission would render the MNB
Financial Statements misleading in any material
respect.
	Section 4.8	Books and Records.  The
books of account, minute books, stock record books
and other records of MNB and each MNB
Subsidiary are complete and correct in all material
respects and have been maintained in accordance
with sound business practices and all applicable
Legal Requirements, including the maintenance of
any adequate system of internal controls.  The
minute books of MNB and each MNB Subsidiary
contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, its respective stockholders, board of
directors and committees of the board of directors.
At the Closing, all of those books and records will
be in the possession of MNB and the MNB
Subsidiaries.
	Section 4.9	Title to Properties.  MNB
and each MNB Subsidiary has good and marketable
title to all assets and properties, whether real or personal, tangible or intangible, that it purports to own, subject to no valid liens, mortgages, security interests, encumbrances or charges of any kind except:  (a) as noted in the most recent MNB
Financial Statement or in Schedule 4.9 of the MNB
Book of Schedules; (b) statutory liens for Taxes not
yet delinquent or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established and reflected on the
MNB Financial Statements; (c) pledges or liens
required to be granted in connection with the
acceptance of government deposits, granted in
connection with repurchase or reverse repurchase
agreements or otherwise incurred in the Ordinary
Course of Business; and (d) minor defects and
irregularities in title and encumbrances that do not materially impair the use thereof for the purposes for which they are held.  Except as set forth in
Schedule 4.9 of the MNB Book of Schedules,
MNB and each MNB Subsidiary as lessee has the
right under valid and existing leases to occupy, use, possess and control any and all of the respective property leased by it.  Except where any failure
would not reasonably be expected to have a Material
Adverse Effect on MNB on a consolidated basis, all
buildings and structures owned by MNB and each
MNB Subsidiary lie wholly within the boundaries of
the real property owned or validly leased by it, do
not encroach upon the property of, or otherwise
conflict with the property rights of, any other Person
	Section 4.10	Condition and Sufficiency
of Assets.  Except as set forth in Schedule 4.10 of
the MNB Book of Schedules, the buildings,
structures and equipment of MNB and each MNB
Subsidiary are in good operating condition and
repair, and are adequate for the uses to which they
are being put, and none of such buildings, structures
or equipment is in need of maintenance or repairs
except for ordinary, routine maintenance and repairs
that are not material in the aggregate in nature or in
cost. Except where any failure would not reasonably
be expected to have a Material Adverse Effect on
MNB on a consolidated basis, the real property,
buildings, structures and equipment owned or leased
by MNB and each MNB Subsidiary are in
compliance with the Americans with Disabilities Act
of 1990, as amended, and the regulations
promulgated thereunder, and all other building and development codes and other restrictions, including subdivision regulations, building and construction regulations, drainage codes, health, fire and safety laws and regulations, utility tariffs and regulations, conservation laws and zoning laws and ordinances.
The assets and properties, whether real or personal, tangible or intangible, that MNB or any MNB
Subsidiary purport to own are sufficient for the
continued conduct of the business of MNB and such
MNB Subsidiary after the Closing in substantially
the same manner as conducted prior to the Closing.
	Section 4.11	Loan Loss Reserve.  All
loans and loan commitments extended by SNB and
any extensions, renewals or continuations of such
loans and loan commitments (the "MNB Loans")
were made in accordance with customary lending
standards of the MNB Subsidiary in the Ordinary
Course of Business.  The MNB Loans are evidenced
by appropriate and sufficient documentation and
constitute valid and binding obligations to SNB
enforceable in accordance with their terms, except as
may be limited by any bankruptcy, insolvency,
moratorium or other laws affecting creditors' rights generally by the exercise of judicial discretion. All such MNB Loans are, and at the Closing will be,
free and clear of any encumbrance or other charge,
except for permitted liens, and SNB has materially
complied, and at the Closing will have materially
complied with, all Legal Requirements relating to
the MNB Loans. The reserve for probable loan and
lease losses of SNB is, and will be on the Closing
Date, adequate in all material respects to provide for probable or specific losses, net of recoveries relating to loans previously charged off.  None of the MNB
Loans is subject to any material offset or claim of
offset, and the aggregate loan balances in excess of
MNB's consolidated reserve for loan and lease
losses are to MNB's Knowledge, based on past loan
loss experience, collectible in accordance with their
terms (except as limited above) and all uncollectible
loans have been charged off.
	Section 4.12	Undisclosed Liabilities;
Adverse Changes.  Except as set forth in
Schedule 4.12 of the MNB Book of Schedules,
neither MNB nor any MNB Subsidiary has any
material liabilities or obligations of any nature
(whether known or unknown and whether absolute,
accrued, contingent or otherwise), except for
liabilities or obligations reflected or reserved against
in the MNB Financial Statements, liabilities and
obligations arising under contracts and arrangements
which are either set forth in Schedule 4.18 of the
MNB Book of Schedules, or are of a type described
in Section 4.18, but not included in Schedule 4.18
of the MNB Book of Schedules because the
amounts involved do not meet the amounts specified
for inclusion in Schedule 4.18 of the MNB Book of
Schedules, current liabilities incurred in the
Ordinary Course of Business since the respective
dates thereof and other liabilities or obligations that
in the aggregate would not reasonably be expected
to have a Material Adverse Effect on MNB on a
consolidated basis. Since the date of the latest MNB Financial Statement, there has not been any change in the business, operations, properties, prospects,
assets or condition of MNB or any MNB Subsidiary,
and no event has occurred or circumstance exists,
that has had, or would reasonably be expected to
have, a Material Adverse Effect on MNB on a
consolidated basis.
	Section 4.13	Taxes.  MNB and each MNB
Subsidiary has duly filed or will duly file all material
Tax Returns required to be filed by it for all periods
prior to the Closing, and each such Tax Return is or
will be complete and accurate in all material
respects.  Except as set forth on Schedule 4.13 of
the MNB Book of Schedules, neither MNB nor any
MNB Subsidiary is: (a) delinquent in the payment of
any Taxes shown on such Tax Returns or on any
assessments received by it for such Taxes; (b) a
party to or is the subject of any pending Order,
Proceeding, audit, examination or investigation by
any Regulatory Authority that is related to
assessment or collection of Taxes paid or payable by
MNB or any MNB Subsidiary for any year, nor does
MNB have any Knowledge of any of the foregoing
that are Threatened; or (c) subject to any agreement extending the period for assessment or collection of any Tax.  None of the Tax liabilities of MNB or any
MNB Subsidiary has ever been audited by any
Regulatory Authority since January 1, 1993.  The
reserve for Taxes in the audited financial statements
of MNB for the year ended December 31, 2000, is
adequate to cover all of the Tax liabilities of MNB
and each MNB Subsidiary that may become payable
in future years in respect to any transactions
consummated prior to December 31, 2000.  Neither
MNB nor any MNB Subsidiary has and, to the
MNB's Knowledge, will not have any liability for
Taxes of any nature for or in respect of the
operation of its respective businesses or ownership
of its respective assets from December 31, 2000, up
to and including the Effective Time, except to the
extent reflected on the audited MNB Financial
Statements for the year ended December 31, 2000,
or on the Subsequent MNB Financial Statements or
otherwise reflected in the books and records of
MNB and the MNB Subsidiaries for the period
following its then most recent of the Subsequent
MNB Financial Statements.  MNB has delivered to
LBI true, correct and complete copies of all income
Tax Returns previously filed with respect to the last
three fiscal years of MNB and the MNB Subsidiaries
and any tax examination reports and statements of deficiencies assessed or agreed to for any of MNB or any MNB Subsidiary for any such time period.
	Section 4.14	Compliance With ERISA.
Except as set forth in Schedule 4.14 of the MNB
Book of Schedules, all employee benefit plans (as
defined in Section 3(3) of ERISA) established or
maintained by MNB or any MNB Subsidiary or to
which MNB or any MNB Subsidiary contributes, are
in compliance in all material respects with all
applicable requirements of ERISA, and are in
compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of the Code for obtaining the tax benefits the Code thereupon permits with respect to
such employee benefit plans.  For purposes of this
Section, non-compliance with the Code and ERISA
is material if such non-compliance would reasonably
be expected to have a Material Adverse Effect on
MNB.  No such employee benefit plan has, or as of
the Closing will have, any amount of unfunded
benefit liabilities (as defined in Section 4001(a)(18)
of ERISA) for which MNB or any MNB Subsidiary
would be liable to any Person under Title IV of
ERISA if any such employee benefit plan were
terminated as of the Closing, which amounts would
be material to MNB and the MNB Subsidiaries
taken as a whole.  Each employee benefit plan as
defined in Section 4001(c)(3) of the Code satisfies
the minimum funding standards of Section 412 of
the Code (if applicable).  There would be no
obligations of MNB or any MNB Subsidiary under
Title IV of ERISA relating to any employee benefit
plan that is a multi-employer plan if any such plan
were terminated or if MNB or any MNB Subsidiary
withdrew from any such plan as of the Closing.  No
payments will be made as a result of the Merger that
will be subject to nondeductibility under
Section 280G of the Code or subject to an excise tax
under Section 4999 of the Code.
	Section 4.15	Compliance With Legal
Requirements.  MNB and each MNB Subsidiary
holds all licenses, certificates, permits, franchises and rights from all appropriate Regulatory Authorities necessary for the conduct of its respective business
and where failure to do so would reasonably be
expected to have a Material Adverse Effect on
MNB.  Except as set forth in Schedule 4.15 of the
MNB Book of Schedules, MNB and each MNB
Subsidiary is, and at all times since January 1, 1998,
has been, in compliance with each Legal
Requirement that is or was applicable to it or to the conduct or operation of its respective businesses or the ownership or use of any of its respective assets,
except in each case where any non-compliance did
not have, or would not reasonably be expected to
have, a Material Adverse Effect on MNB on a
consolidated basis.  No event has occurred or
circumstance exists that (with or without notice or
lapse of time):  (a) may constitute or result in a
violation by MNB or any MNB Subsidiary of, or a
failure on the part of MNB or any MNB Subsidiary
to comply with, any Legal Requirement; or (b) may
give rise to any obligation on the part of MNB or
any MNB Subsidiary to undertake, or to bear all or
any portion of the cost of, any remedial action of
any nature in connection with a failure to comply
with any Legal Requirement, except for any of the
foregoing that would not reasonably be expected to
have a Material Adverse Effect on MNB on a
consolidated basis.  Except as set forth in
Schedule 4.15 of the MNB Book of Schedules,
neither MNB nor any MNB Subsidiary has received,
at any time since January 1, 1998, any notice or
other communication (whether oral or written) from
any Regulatory Authority or any other Person, nor
does MNB have any Knowledge, regarding any
actual, alleged, possible or potential:  (x) violation
of, or failure to comply with, any material Legal Requirement to which MNB or any MNB
Subsidiary, or any of the assets owned or used by
any of them, is or has been subject, or investigation
with respect to any of the foregoing conducted by
any Regulatory Authority; or (y) obligation on the
part of MNB or any MNB Subsidiary to undertake,
or to bear all or any portion of the cost of, any
remedial action of any nature in connection with a
failure to comply with any material Legal
Requirement.
	Section 4.16	Legal Proceedings; Orders.
Schedule 4.16 of the MNB Book of Schedules is a
true and correct list of all Proceedings and Orders
pending, entered into or, to the Knowledge of MNB, Threatened against, affecting or involving MNB or any MNB Subsidiary or any of their respective
assets or businesses, or the Contemplated
Transactions, since January 1, 1998, that had, or
would reasonably be expected to have, a Material
Adverse Effect on MNB on a consolidated basis or
that would impair MNB's ability to consummate any
of the Contemplated Transactions, and there is no
fact to MNB's Knowledge that would provide a
basis for any other Proceeding or Order involving
MNB or any MNB Subsidiary, or any of its
respective officers or directors in their capacities as such, or its assets, business or goodwill that would reasonably be expected to have a Material Adverse
Effect on MNB or that would impair MNB's ability
to consummate any of the Contemplated
Transactions.  To the Knowledge of MNB, no
officer, director, agent or employee of MNB or any
MNB Subsidiary is subject to any Order that
prohibits such officer, director, agent or employee
from engaging in or continuing any conduct, activity
or practice relating to the businesses of MNB or any
MNB Subsidiary.
	Section 4.17		Absence of Certain
Changes and Events.  Except as set forth in
Schedule 4.17 of the MNB Book of Schedules,
since December 31, 2000, MNB and each MNB
Subsidiary has conducted its respective business
only in the Ordinary Course of Business and with
respect to each there has not been any:
		(a)	change in its authorized or
issued capital stock; grant of any stock option or
right to purchase shares of its capital stock; issuance
of any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant of any registration
rights; purchase, redemption, retirement or other acquisition by it of any shares of any such capital stock; or declaration or payment of any dividend or
other distribution or payment in respect of shares of
its capital stock (except for payment of dividends
and distributions from any wholly-owned MNB
Subsidiary to MNB and pursuant to Section 6.4);
		(b)	amendment to its certificate
or articles of incorporation, articles of association or bylaws or any resolutions adopted by its board of directors or stockholders with respect to the same;
		(c)	payment or increase of any
bonuses, salaries or other compensation to any of its stockholders, directors, officers or employees, except for normal increases in the Ordinary Course
of Business or in accordance with any then existing
MNB Employee Benefit Plan, or entry by it into any employment, consulting, non-competition, change in control, severance or similar Contract with any
stockholder, director, officer or employee;
		(d)	adoption, amendment (except
for any amendment necessary to comply with any
Legal Requirement) or termination of, or increase in
the payments to or benefits under, any MNB
Employee Benefit Plan (as defined below);
		(e)	material damage to or
destruction or loss of any of its assets or property, whether or not covered by insurance;
		(f)	entry into, termination or
extension of, or receipt of notice of termination of,
any joint venture or similar agreement pursuant to
any Contract or any similar transaction;
		(g)	except for this Agreement,
entry into any Contract or incurrence of any
obligation or liability (fixed or contingent) other than
in the Ordinary Course of Business;
		(h)	material change in any
existing lease of real or personal property to which it
is a party;
		(i)	sale (other than any sale in the
Ordinary Course of Business), lease or other
disposition of any of its assets or properties or
mortgage, pledge or imposition of any lien or other encumbrance upon any of its material assets or properties, except for tax and other liens that arise
by operation of law and with respect to which
payment is not past due and except for pledges or
liens:  (i) required to be granted in connection with
the acceptance by any MNB Subsidiary of
government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or
(iii) otherwise incurred in the Ordinary Course of
Business;
		(j)	incurrence by it of any
obligation or liability (fixed or contingent) other than
in the Ordinary Course of Business;
		(k)	other than in the Ordinary
Course of Business, cancellation or waiver by it of
any debts, claims or rights with a value in excess of
$15,000;
		(l)	any investment by it of a
capital nature exceeding $50,000 or aggregate
investments of a capital nature exceeding $100,000;
		(m)	except for the Contemplated
Transactions, merger or consolidation with or into
any other Person, or acquisition of any stock, equity interest or business of any other Person;
		(n)	transaction for the borrowing
or loaning of monies, other than in the Ordinary
Course of Business;
		(o)	suffered any change or
changes having a Material Adverse Effect on it, or in
the operation or conduct of its respective business;
		(p)	conducted its respective
business in any manner other than substantially as it
was being conducted prior to such time;
		(q)	purchased any investment
security that is callable prior to its stated maturity,
that has a stated maturity of thirty (30) months or
more or has a purchase price of greater than
$250,000;
		(r)	obtained any variable rate
advances with maturities of greater than one (1) year
from the Federal Home Loan Bank;
		(s)	agreement material change in
its accounting methods used; or
		(t)	agreement, whether oral or
written, by it to do any of the foregoing.
	Section 4.18	Properties, Contracts,
Employee Benefit Plans and Other Agreements.
Except for loan agreements evidencing loans or loan commitments made by SNB in the Ordinary Course of Business, Schedule 4.18 of the MNB Book of
Schedules lists or describes the following with
respect to MNB and each MNB Subsidiary:
		(a)	all real property owned by
MNB and each MNB Subsidiary and the principal
buildings and structures located thereon, together
with a legal description of such real estate, and each
lease of real property to which MNB and each MNB
Subsidiary is a party, identifying the parties thereto,
the annual rental payable, the expiration date thereof
and a brief description of the property covered, and
in each case of either owned or leased real property,
the proper identification, if applicable, of each such property as a branch or main office or other office of
MNB or any MNB Subsidiary;
		(b)	All loan and credit
agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by MNB or any MNB
Subsidiary, exclusive of deposit agreements with
customers of SNB entered into in the Ordinary
Course of Business, agreements for the purchase of
federal funds and repurchase agreements;
		(c)	each Applicable Contract that
involves performance of services or delivery of
goods or materials by MNB or any MNB Subsidiary
of an amount or value in excess of $25,000;
		(d)	each Applicable Contract that
was not entered into in the Ordinary Course of
Business and that involves expenditures or receipts
of MNB or any MNB Subsidiary in excess of
$25,000;
		(e)	each Applicable Contract not
referred to elsewhere in this Section which:
	(i) 	relates to the future
purchase of goods or services in excess of
the requirements of its respective business at
current levels or for normal operating
purposes;
	(ii)	materially affect the
business or financial condition of MNB or
any MNB Subsidiary;
		(f)	each lease, rental, license,
installment and conditional sale agreement and other Applicable Contract affecting the ownership of, leasing of, title to or use of any personal property
having a value per item or requiring payments in
excess of $25,000, or with terms of more than one
year;
		(g)	each licensing agreement or
other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property (collectively, "Intellectual Property
Assets"), including agreements with current or
former employees, consultants or contractors
regarding the appropriation or the non-disclosure of
any of the Intellectual Property Assets of MNB or
any MNB Subsidiary;
		(h)	each collective bargaining
agreement and other Applicable Contract to or with
any labor union or other employee representative of
a group of employees;
		(i)	each joint venture,
partnership and other Applicable Contract (however
named) involving a sharing of profits, losses, costs
or liabilities by MNB or any MNB Subsidiary with
any other Person;
		(j)	each Applicable Contract
containing covenants that in any way purport to
restrict the business activity of MNB or any MNB
Subsidiary or any Affiliate of any of the foregoing,
or limit the ability of MNB or any MNB Subsidiary
or any Affiliate of any of the foregoing to engage in
any line of business or to compete with any Person;
		(k)	each Applicable Contract
providing for payments to or by any Person based on
sales, purchases or profits, other than direct
payments for goods;
		(l)	the name and annual salary of
each director and officer of MNB and each MNB
Subsidiary, and the profit sharing, bonus or other
form of compensation (other than salary) paid or
payable by MNB, each MNB Subsidiary or a
combination of any of them to or for the benefit of
each such person in question for the years ended
December 31, 1999 and 2000, and for the current
fiscal year of MNB, and any employment agreement,
consulting agreement, non-competition, severance
or change in control agreement or other similar
arrangement or plan with respect to each such
person;
		(m)	each profit sharing, group
insurance, hospitalization, stock option, pension, retirement, bonus, employment, severance, change in control, deferred compensation, stock bonus, stock
purchase or other employee welfare or benefit
agreements, plans or arrangements established,
maintained, sponsored or undertaken by MNB or
any MNB Subsidiary for the benefit of the officers, directors or employees of MNB or any MNB
Subsidiary, including each trust or other agreement
with any custodian or any trustee for funds held
under any such agreement, plan or arrangement, and
all other Contracts or arrangements under which
pensions, deferred compensation or other retirement
benefits are being paid or may become payable by
MNB or any MNB Subsidiary for the benefit of the
employees of MNB or any MNB Subsidiary
(collectively, the "MNB Employee Benefit Plans"),
and, in respect to any of them, the latest three (3)
reports or forms, if any, filed with the Department of
Labor and Pension Benefit Guaranty Corporation
under the ERISA, the latest three (3) financial or
actuarial reports and any currently effective Internal Revenue Service private rulings or determination letters obtained by or for the benefit of MNB or any
MNB Subsidiary;
		(n)	each Applicable Contract
entered into other than in the Ordinary Course of
Business that contains or provides for an express undertaking by MNB or any MNB Subsidiary to be responsible for consequential damages;
		(o)	each Applicable Contract for
capital expenditures in excess of $50,000, or all
Applicable Contracts for all capital expenditures
which in the aggregate require payments in excess of
$100,000; and
		(p)	the name of each Person who
is or would be entitled pursuant to any Contract or
MNB Employee Benefit Plan to receive any payment
from MNB or any MNB Subsidiary as a result of the consummation of the Contemplated Transactions
(including any payment that is or would be due as a
result of any actual or constructive termination of a Person's employment or position following such consummation) and the maximum amount of such
payment;
		(q)	each amendment, supplement
and modification (whether oral or written) in respect
of any of the foregoing.
	Copies of each document, plan or Contract
listed and described in Schedule 4.18 of the MNB
Book of Schedules are appended to such Schedule.
	Section 4.19	No Defaults.  Except as set
forth in Schedule 4.19 of the MNB Book of
Schedules, each Contract identified or required to
be identified in Schedule 4.18 of the MNB Book of
Schedules is in full force and effect in all material respects and is valid and enforceable in accordance with its terms, except as may be limited by any
bankruptcy, insolvency, moratorium or by the
exercise of judicial discretion. MNB and each MNB Subsidiary is, and at all times since January 1, 1998, has been, in full compliance with all applicable terms
and requirements of each Contract under which
MNB or any MNB Subsidiary has or had any
obligation or liability or by which MNB or any MNB Subsidiary or any of their respective assets owned or used by them is or was bound, except where any
such failure to be in full compliance did not have or
would reasonably be expected not to have a Material
Adverse Effect on MNB on a consolidated basis.
Each other Person that has or had any obligation or liability under any such Contract under which MNB or any MNB Subsidiary has or had any rights is, and
at all times since January 1, 1998, has been, to the Knowledge of MNB, in compliance with applicable terms and requirements of such Contract in all
material respects.  No event has occurred or
circumstance exists that (with or without notice or
lapse of time) may contravene, conflict with or result
in a violation or breach of, or give MNB, any MNB
Subsidiary or other Person the right to declare a
default or exercise any remedy under, or to
accelerate the maturity or performance of, or to
cancel, terminate or modify, any material Applicable Contract. Except in the Ordinary Course of
Business with respect to loans made by SNB, neither
MNB nor any MNB Subsidiary has given to or
received from any other Person, at any time since
January 1, 1998, any notice or other communication
(whether oral or written) regarding any actual,
alleged, possible or potential material violation or
breach of, or default under, any Contract.  Other
than in the Ordinary Course of Business in
connection with workouts and restructured loans,
there are no renegotiations of, attempts to
renegotiate or outstanding rights to renegotiate any material amounts paid or payable to MNB or any
MNB Subsidiary under current or completed
Contracts with any Person, and no such Person has
made written demand for such renegotiation.
	Section 4.20	Insurance.  Schedule 4.20 of
the MNB Book of Schedules lists the policies of
insurance (including bankers blanket bond and
insurance providing benefits for employees) owned
or held by MNB or any MNB Subsidiary on the date
hereof.  Each policy is in full force and effect (except
for any expiring policy that is replaced by coverage
at least as extensive) until the Closing.  All
premiums due on such policies have been paid in
full.
	Section 4.21	Compliance with
Environmental Laws.  Except as set forth in
Schedule 4.21 of the MNB Book of Schedules and
except for any of the following that did not have or
would not reasonably be expected to have a Material
Adverse Effect on MNB and the MNB Subsidiaries
on a consolidated basis, there are no actions, suits, investigations, liabilities, inquiries, Proceedings or Orders involving MNB or any MNB Subsidiary or any of their respective assets that are pending or, to
the Knowledge of MNB, Threatened, nor to the
Knowledge of MNB is there any factual basis for
any of the foregoing, as a result of any asserted
failure of MNB or any MNB Subsidiary, or any
predecessor thereof, to comply with any federal,
state, county and municipal law, including any
statute, regulation, rule, ordinance, Order,
restriction and requirement, relating to underground
storage tanks, petroleum products, air pollutants,
water pollutants or process waste water or
otherwise relating to the environment or toxic or
hazardous substances or to the manufacture,
processing, distribution, use, recycling, generation, treatment, handling, storage, disposal or transport of any hazardous or toxic substances or petroleum
products (including polychlorinated biphenyls,
whether contained or uncontained, and
asbestos-containing materials, whether friable or
not), including, the Federal Solid Waste Disposal
Act, the Hazardous and Solid Waste Amendments,
the Federal Clean Air Act, the Federal Clean Water
Act, the Occupational Health and Safety Act, the
Federal Resource Conservation and Recovery Act,
the Toxic Substances Control Act, the Federal
Comprehensive Environmental Response,
Compensation and Liability Act of 1980 and the
Superfund Amendments and Reauthorization Act of
1986, all as amended, and regulations of the
Environmental Protection Agency, the Nuclear
Regulatory Agency and any state department of
natural resources or state environmental protection
agency now or at any time hereafter in effect
(collectively, the "Environmental Laws").  No
environmental clearances or other governmental
approvals are required for the conduct of the
business of MNB or any MNB Subsidiary or the
consummation of the Contemplated Transactions.
To the Knowledge of MNB, neither MNB nor any
MNB Subsidiary is the owner of any interest in real
estate on which any substances have been used,
stored, deposited, treated, recycled or disposed of,
which substances if known to be present on, at or
under such property, would require clean-up,
removal or some other remedial action under any
Environmental Law.
	Section 4.22	Regulatory Filings.  MNB
and each MNB Subsidiary has filed in a timely
manner all required filings with all proper
Regulatory Authorities, including:  (a) the Securities
and Exchange Commission (the "SEC"); (b) the
Federal Reserve; (c) the Federal Deposit Insurance Corporation (the "FDIC"); and (d) the OCC. To
the Knowledge of MNB, all filings with such federal
and state regulatory agencies were accurate and
complete in all material respects as of the dates of
the filings, and no such filing has made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the
statements made, in the light of the circumstances
under which they were made, not misleading.
Accurate and complete copies of each document
filed by MNB with the SEC since January 1, 2001,
are attached as Schedule 4.22 of the MNB Book of
Schedules.
	Section 4.23	Agency and Custodial
Accounts.  Each MNB Subsidiary has properly
administered all accounts for which it acts as
fiduciary, agent, custodian or investment advisor, in accordance with the terms of the governing documents and applicable Legal Requirements and
common law.  No MNB Subsidiary or any of its
respective directors, officers or employees has
committed any breach of trust with respect to any
such account, and the accountings for each such
account are true and correct in all material respects
and accurately reflect the assets of such account.
	Section 4.24	Disclosure.  No
representation or warranty made in this Agreement
by MNB contains any untrue statement of a material
fact, or omits to state a material fact necessary to
make the statements contained herein under the
circumstances under which they were made not
misleading. Except as and to the extent reflected or reserved against in MNB's audited financial statements for the year ended December 31, 2000,
or the Subsequent MNB Financial Statements (as
such term is defined below), neither MNB nor any
MNB Subsidiary has, and with respect to the
Subsequent MNB Financial Statements will not
have, any liabilities or obligations, of any nature,
secured or unsecured, (whether accrued, absolute,
contingent or otherwise) including, any Tax
liabilities due or to become due, which would
reasonably be expected to have a Material Adverse
Effect on MNB.
	Section 4.25	Brokerage Commissions.
Except as set forth in Schedule 4.25 of the MNB
Book of Schedules, none of MNB or any MNB
Subsidiary or any of their respective Representatives
has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.
	Section 4.26	Delays.  To the Knowledge
of MNB, there is no reason why the granting of any
of the regulatory approvals referred to in
Section 8.2 would be denied, unduly delayed or
otherwise unavailable.
              ARTICLE 5
REPRESENTATIONS AND WARRANTIES BY LBI
LBI hereby represents and warrants to MNB
that the following are true and correct as of the date hereof, and will be true and correct as of the
Effective Time:
	Section 5.1	LBI Organization.  LBI:
(a) is a corporation duly organized, validly existing
and in good standing under the laws of the State of
Kansas and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or
leased by it makes such qualification necessary;
(b) is registered with the OTS as a unitary savings
and loan holding company pursuant to the Home
Owners' Loan Act, as amended (the "HOLA"); and
(c) has full power and authority, corporate and
otherwise, to operate as a bank holding company
and to own, operate and lease its properties as
presently owned, operated and leased, and to carry
on its business as it is now being conducted.  Copies
of the articles of incorporation and bylaws of LBI
and all amendments thereto set forth in
Schedule 5.1 of the LBI Book of Schedules are
complete and correct.  LBI owns no voting stock or
equity securities of any corporation, association, partnership or other entity, other than all of the voting stock of LFSB and as set forth on
Schedule 5.1 of the LBI Book of Schedules.
	Section 5.2	LBI Subsidiary
Organization. LFSB is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America.
LFSB has full power and authority, corporate and
otherwise, to own, operate and lease its properties
as presently owned, operated and leased, and to
carry on its business as it is now being conducted,
and is duly qualified to do business and is in good
standing in each jurisdiction in which the nature of
the business conducted or the properties or assets
owned or leased by it makes such qualification
necessary.  Copies of the charter and bylaws of
LFSB and all amendments thereto set forth in
Schedule 5.2 of the LBI Book of Schedules are
complete and correct.  LFSB owns no voting stock
or equity securities of any corporation, association, partnership or other entity, other than as shown on
Schedule 5.2 of the LBI Book of Schedules.
	Section 5.3	Authorization.  LBI has the
requisite corporate power and authority to enter into
and perform its obligations under this Agreement
and the execution, delivery and performance of this Agreement by LBI and the consummation by it of the transactions contemplated thereby, have been
duly authorized by all necessary corporate action,
subject to stockholder approval.  This Agreement
constitutes a legal, valid and binding obligation of
LBI enforceable in accordance with its terms except
as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws and subject to general principles of equity.
	Section 5.4	No Conflict.  Neither the
execution nor delivery of this Agreement nor the consummation or performance of any of the
Contemplated Transactions will, directly or
indirectly (with or without notice or lapse of time):
(a) contravene, conflict with or result in a violation
of any provision of the articles of incorporation, the charter, the bylaws or any resolution adopted by the board of directors or stockholders of, LBI or any
LBI Subsidiary; (b) contravene, conflict with or
result in a violation of any Legal Requirement or any
Order to which LBI or any LBI Subsidiary, or any
of the assets that are owned or used by them, may
be subject, other than any of the foregoing that
would be satisfied by compliance with the provisions
of the HOLA, the Securities Act, the Exchange Act
and the Kansas Code; and (c) contravene, conflict
with or result in a violation or breach of any
provision of, or give any Person the right to declare
a default or exercise any remedy under, or to
accelerate the maturity or performance of, or to
cancel, terminate or modify any material Applicable
Contract to which LBI or any LBI Subsidiary is a
party or by which any of their respective assets is
bound; or (d) result in the creation of any lien,
charge or encumbrance upon, or with respect to, any
of the assets owned or used by LBI or any LBI
Subsidiary. Except for the requisite approval of its stockholders, neither LBI nor any LBI Subsidiary is or will be required to give any notice to, or obtain
any consent from, any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the
Contemplated Transactions.
	Section 5.5	LBI Capitalization.  The
authorized capital stock of LBI consists, and at
March 31, 2001, consisted of:  (a) 10,000,000
shares of common stock, $0.10 par value per share,
of which 2,281,312 shares were issued, and of which 1,188,874 shares were held in the treasury of LBI as of that date; and (b) 5,000,000 shares of preferred
stock, no par value per share, none of which shares
were issued and outstanding.  The maximum number
of shares of LBI Common Stock (assuming for this
purpose that share equivalents constitute LBI
Common Stock) that would be outstanding
immediately prior to the Effective Time (including
treasury shares) if all options, warrants, conversion
rights and other rights with respect thereto were
exercised and the restrictions on any restricted stock
were no longer applicable is 1,298,259 shares.  All
of the outstanding shares of capital stock of LBI
have been duly and validly authorized and issued and
are fully paid and nonassessable.  To the Knowledge
of LBI and except as disclosed in this Agreement or
on the Schedules, none of the shares of authorized
capital stock of LBI are, nor on the Closing Date
will they be, subject to any claim of right except
pursuant to this Agreement.  Except as
contemplated in this Agreement or as set forth in
Schedule 5.5 of the LBI Book of Schedules, there
are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating
LBI or any LBI Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of LBI or any
LBI Subsidiary.  There are no outstanding securities
of LBI that are convertible into, or exchangeable
for, any shares of LBI's capital stock, and except as provided in this Section or otherwise disclosed in this Agreement, LBI is not a party to any Contract
relating to the issuance, sale or transfer of any equity securities or other securities of LBI. None of the shares of LBI Common Stock were issued in
violation of any federal or state securities laws or
any other Legal Requirement.  LBI does not own or
have any Contract to acquire any equity securities or
other securities of any Person or any direct or
indirect equity or ownership interest in any other
business except for the capital stock of LFSB and as
set forth in Schedule 5.5 of the LBI Book of
Schedules.  Except as disclosed in or permitted by
this Agreement or as provided on Schedule 5.5 of
the LBI Book of Schedules, no shares of LBI
capital stock have been purchased, redeemed or
otherwise acquired, directly or indirectly, by LBI or
any LBI Subsidiary and no dividends or other
distributions payable in any equity securities of LBI
or any LBI Subsidiary have been declared, set aside,
made or paid to the stockholders of LBI.
	Section 5.6	LBI Subsidiary
Capitalization.  The authorized capital stock of
LFSB consists, and at the Effective Time will
consist, exclusively of 130,975 shares of common
stock, $25.00 par value per share, all of which
shares are, and immediately prior to the Closing will
be, duly authorized, validly issued and outstanding,
fully paid and nonassessable (the "LFSB Bank
Shares").  LBI is, and will be on the Closing Date,
the record and beneficial owner of
one hundred percent (100%) of LFSB Shares, free
and clear of any lien or encumbrance whatsoever,
except as set forth in Schedule 5.6 of the LBI Book
of Schedules.  The LFSB Bank Shares are, and will
be on the Closing Date, freely transferable and are,
and will be on the Closing Date, subject to no claim
of right except pursuant to this Agreement and as
set forth in Schedule 5.6 of the LBI Book of
Schedules.  There are no options, warrants, rights,
calls or commitments of any character relating to
any additional shares of the capital stock of LFSB.
No capital stock or other security issued by LFSB
has been issued in violation of, or without
compliance with, any preemptive rights of
stockholders.  There are no outstanding securities of
LFSB that are convertible into, or exchangeable for,
any shares of LFSB's capital stock, and LFSB is not
a party to any Contract relating to the issuance, sale
or transfer of any equity securities or other securities
of LFSB.  The Bank does not own, or have any
Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business,
except as set forth in Schedule 5.6 of the LBI Book
of Schedules.
	Section 5.7	Financial Statements and
Reports.  True, correct and complete copies of the
following financial statements of LBI are included in
Schedule 5.7 of the LBI Book of Schedules:
	(a)	Consolidated Balance Sheets
and the related Statements of Income, Statements of
Changes in Stockholders' Equity and Statements of
Cash Flows of LBI for the years ended
September 30, 1998, 1999 and 2000;
	(b)	Consolidated Balance Sheet
and the related Statement of Income of LBI for the
six months ended March 31, 2001; and
	(c)	TFRs for LFSB at the close
of business on December 31, 1998, 1999 and 2000.
	The financial statements described in this
Section (the "LBI Financial Statements") are
complete and correct in all material respects and
fairly and accurately present the respective financial position, assets, liabilities and results of operations of LBI and the LBI Subsidiaries at the respective
dates of, and for the periods referred to in, the LBI Financial Statements. The financial statements described in clause (a) above are audited statements
and have been prepared in conformity with GAAP.
The financial statements described in clauses (b) and (c) above have been prepared on a basis consistent with past accounting practices and as required by applicable rules or regulations and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented, subject to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to have a Material Adverse
Effect on LBI on a consolidated basis).  The LBI
Financial Statements do not include any material
assets or omit to state any material liabilities,
absolute or contingent, or other facts, which
inclusion or omission would render the LBI
Financial Statements misleading in any material
respect.
	Section 5.8	Books and Records.  The
books of account, minute books, stock record books
and other records of LBI and each LBI Subsidiary
are complete and correct in all material respects and
have been maintained in accordance with sound
business practices and all applicable Legal
Requirements, including the maintenance of any
adequate system of internal controls.  The minute
books of LBI and each LBI Subsidiary contain
accurate and complete records in all material
respects of all meetings held of, and corporate action
taken by, its respective stockholders, board of
directors and committees of the board of directors.
At the Closing, all of those books and records will
be in the possession of LBI and the LBI
Subsidiaries.
	Section 5.9	Title to Properties.  LBI and
each LBI Subsidiary has good and marketable title
to all assets and properties, whether real or personal, tangible or intangible, that it purports to own, subject to no valid liens, mortgages, security
interests, encumbrances or charges of any kind
except:  (a) as noted in the most recent LBI
Financial Statement or in Schedule 5.9 of the LBI
Book of Schedules; (b) statutory liens for Taxes not
yet delinquent or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established and reflected on the
LBI Financial Statements; (c) pledges or liens
required to be granted in connection with the
acceptance of government deposits, granted in
connection with repurchase or reverse repurchase
agreements or otherwise incurred in the Ordinary
Course of Business; and (d) minor defects and
irregularities in title and encumbrances that do not materially impair the use thereof for the purposes for which they are held.  Except as set forth in
Schedule 5.9 of the LBI Book of Schedules, LBI
and each LBI Subsidiary as lessee has the right
under valid and existing leases to occupy, use,
possess and control any and all of the respective
property leased by it.  Except where any failure
would not reasonably be expected to have a Material
Adverse Effect on LBI on a consolidated basis, all
buildings and structures owned by LBI and each LBI Subsidiary lie wholly within the boundaries of the real property owned or validly leased by it, do not
encroach upon the property of, or otherwise conflict
with the property rights of, any other Person
	Section 5.10	Condition and Sufficiency
of Assets.  Except as set forth in Schedule 5.10 of
the LBI Book of Schedules, the buildings,
structures and equipment of LBI and each LBI
Subsidiary are in good operating condition and
repair, and are adequate for the uses to which they
are being put, and none of such buildings, structures
or equipment is in need of maintenance or repairs
except for ordinary, routine maintenance and repairs
that are not material in the aggregate in nature or in
cost. Except where any failure would not reasonably
be expected to have a Material Adverse Effect on
LBI on a consolidated basis, the real property,
buildings, structures and equipment owned or leased
by LBI and each LBI Subsidiary are in compliance
with the Americans with Disabilities Act of 1990, as amended, and the regulations promulgated thereunder, and all other building and development
codes and other restrictions, including subdivision regulations, building and construction regulations, drainage codes, health, fire and safety laws and regulations, utility tariffs and regulations, conservation laws and zoning laws and ordinances.
The assets and properties, whether real or personal, tangible or intangible, that LBI or any LBI
Subsidiary purport to own are sufficient for the
continued conduct of the business of LBI and such
LBI Subsidiary after the Closing in substantially the
same manner as conducted prior to the Closing.
	Section 5.11	Loan Loss Reserve.  All
loans and loan commitments extended by LFSB and
any extensions, renewals or continuations of such
loans and loan commitments (the "LBI Loans")
were made in accordance with customary lending
standards of the LFSB in the Ordinary Course of
Business.  The LBI Loans are evidenced by
appropriate and sufficient documentation and
constitute valid and binding obligations to LFSB
enforceable in accordance with their terms, except as
may be limited by any bankruptcy, insolvency,
moratorium or other laws affecting creditors' rights generally by the exercise of judicial discretion. All such LBI Loans are, and at the Closing will be, free
and clear of any encumbrance or other charge,
except for permitted liens, and LFSB has materially complied, and at the Closing will have materially complied with, all Legal Requirements relating to
the LBI Loans. The reserve for probable loan and
lease losses of LFSB is, and will be on the Closing
Date, adequate in all material respects to provide for probable or specific losses, net of recoveries relating to loans previously charged off.  None of the LBI
Loans is subject to any material offset or claim of
offset, and the aggregate loan balances in excess of
LBI's consolidated reserve for loan and lease losses
are to LBI's Knowledge, based on past loan loss
experience, collectible in accordance with their
terms (except as limited above) and all uncollectible
loans have been charged off.
	Section 5.12	Undisclosed Liabilities;
Adverse Changes.  Except as set forth in
Schedule 5.12 of the LBI Book of Schedules,
neither LBI nor any LBI Subsidiary has any material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued,
contingent or otherwise), except for liabilities or obligations reflected or reserved against in the LBI Financial Statements, liabilities and obligations arising under contracts and arrangements which are
either set forth in Schedule 5.18 of the LBI Book
of Schedules, or are of a type described in
Section 5.18, but not included in Schedule 5.18 of
the LBI Book of Schedules because the amounts
involved do not meet the amounts specified for
inclusion in Schedule 5.18 of the LBI Book of
Schedules, current liabilities incurred in the
Ordinary Course of Business since the respective
dates thereof and other liabilities or obligations that
in the aggregate would not reasonably be expected
to have a Material Adverse Effect on LBI on a
consolidated basis. Since the date of the latest LBI Financial Statement, there has not been any change in the business, operations, properties, prospects,
assets or condition of LBI or any LBI Subsidiary,
and no event has occurred or circumstance exists,
that has had, or would reasonably be expected to
have, a Material Adverse Effect on LBI on a
consolidated basis.
	Section 5.13	Taxes.  LBI and each LBI
Subsidiary has duly filed or will duly file all material
Tax Returns required to be filed by it for all periods
prior to the Closing, and each such Tax Return is or
will be complete and accurate in all material
respects.  Except as set forth on Schedule 5.13 of
the LBI Book of Schedules, neither LBI nor any
LBI Subsidiary is: (a) delinquent in the payment of
any Taxes shown on such Tax Returns or on any
assessments received by it for such Taxes; (b) a
party to or is the subject of any pending Order,
Proceeding, audit, examination or investigation by
any Regulatory Authority that is related to
assessment or collection of Taxes paid or payable by
LBI or any LBI Subsidiary for any year, nor does
LBI have any Knowledge of any of the foregoing
that are Threatened; or (c) subject to any agreement extending the period for assessment or collection of any Tax.  None of the Tax liabilities of LBI or any
LBI Subsidiary has ever been audited by any
Regulatory Authority since January 1, 1994.  The
reserve for Taxes in the audited financial statements
of LBI for the year ended September 30, 2000, is
adequate to cover all of the Tax liabilities of LBI
and each LBI Subsidiary that may become payable in
future years in respect to any transactions
consummated prior to September 30, 2000.  Neither
LBI nor any LBI Subsidiary has and, to the LBI's
Knowledge, will not have any liability for Taxes of
any nature for or in respect of the operation of its respective businesses or ownership of its respective assets from September 30, 2000, up to and including
the Effective Time, except to the extent reflected on
the audited LBI Financial Statements for the year
ended September 30, 2000, or on the Subsequent
LBI Financial Statements or otherwise reflected in
the books and records of LBI and the LBI
Subsidiaries for the period following its then most
recent of the Subsequent LBI Financial Statements.
LBI has delivered to MNB true, correct and
complete copies of all income Tax Returns
previously filed with respect to the last three fiscal
years of LBI and the LBI Subsidiaries and any tax examination reports and statements of deficiencies assessed or agreed to for any of LBI or any LBI
Subsidiary for any such time period.
	Section 5.14	Compliance With ERISA.
Except as set forth in Schedule 5.14 of the LBI
Book of Schedules, all employee benefit plans (as
defined in Section 3(3) of ERISA) established or
maintained by LBI or any LBI Subsidiary or to
which LBI or any LBI Subsidiary contributes, are in compliance in all material respects with all applicable requirements of ERISA, and are in compliance in all material respects with all applicable requirements (including qualification and non-discrimination requirements in effect as of the Effective Time) of
the Code for obtaining the tax benefits the Code
thereupon permits with respect to such employee
benefit plans.  For purposes of this Section,
non-compliance with the Code and ERISA is
material if such non-compliance would reasonably be
expected to have a Material Adverse Effect on LBI.
No such employee benefit plan has, or as of the
Closing will have, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of
ERISA) for which LBI or any LBI Subsidiary would
be liable to any Person under Title IV of ERISA if
any such employee benefit plan were terminated as
of the Closing, which amounts would be material to
LBI and the LBI Subsidiaries taken as a whole.
Each employee benefit plan as defined in
Section 4001(c)(3) of the Code satisfies the
minimum funding standards of Section 412 of the
Code (if applicable).  There would be no obligations
of LBI or any LBI Subsidiary under Title IV of
ERISA relating to any employee benefit plan that is
a multi-employer plan if any such plan were
terminated or if LBI or any LBI Subsidiary
withdrew from any such plan as of the Closing.  No
payments will be made as a result of the Merger that
will be subject to nondeductibility under
Section 280G of the Code or subject to an excise tax
under Section 4999 of the Code.
	Section 5.15	Compliance With Legal
Requirements.  LBI and each LBI Subsidiary holds
all licenses, certificates, permits, franchises and
rights from all appropriate Regulatory Authorities
necessary for the conduct of its respective business
and where failure to do so would reasonably be
expected to have a Material Adverse Effect on LBI.
Except as set forth in Schedule 5.15 of the LBI
Book of Schedules, LBI and each LBI Subsidiary
is, and at all times since January 1, 1998, has been,
in compliance with each Legal Requirement that is
or was applicable to it or to the conduct or
operation of its respective businesses or the
ownership or use of any of its respective assets,
except in each case where any non-compliance did
not have, or would not reasonably be expected to
have, a Material Adverse Effect on LBI on a
consolidated basis.  No event has occurred or
circumstance exists that (with or without notice or
lapse of time):  (a) may constitute or result in a
violation by LBI or any LBI Subsidiary of, or a
failure on the part of LBI or any LBI Subsidiary to
comply with, any Legal Requirement; or (b) may
give rise to any obligation on the part of LBI or any
LBI Subsidiary to undertake, or to bear all or any
portion of the cost of, any remedial action of any
nature in connection with a failure to comply with
any Legal Requirement, except for any of the
foregoing that would not reasonably be expected to
have a Material Adverse Effect on LBI on a
consolidated basis.  Except as set forth in
Schedule 5.15 of the LBI Book of Schedules,
neither LBI nor any LBI Subsidiary has received, at
any time since January 1, 1998, any notice or other communication (whether oral or written) from any
Regulatory Authority or any other Person, nor does
LBI have any Knowledge, regarding any actual,
alleged, possible or potential: (x) violation of, or failure to comply with, any material Legal
Requirement to which LBI or any LBI Subsidiary,
or any of the assets owned or used by any of them,
is or has been subject, or investigation with respect
to any of the foregoing conducted by any Regulatory Authority; or (y) obligation on the part of LBI or any LBI Subsidiary to undertake, or to bear all or
any portion of the cost of, any remedial action of
any nature in connection with a failure to comply
with any material Legal Requirement.
	Section 5.16	Legal Proceedings; Orders.
Schedule 5.16 of the LBI Book of Schedules is a
true and correct list of all Proceedings and Orders
pending, entered into or, to the Knowledge of LBI, Threatened against, affecting or involving LBI or any LBI Subsidiary or any of their respective assets
or businesses, or the Contemplated Transactions,
since January 1, 1998, that had, or would reasonably
be expected to have, a Material Adverse Effect on
LBI on a consolidated basis or that would impair
LBI's ability to consummate any of the
Contemplated Transactions, and there is no fact to
LBI's Knowledge that would provide a basis for any
other Proceeding or Order involving LBI or any LBI Subsidiary, or any of its respective officers or directors in their capacities as such, or its assets, business or goodwill that would reasonably be expected to have a Material Adverse Effect on LBI
or that would impair LBI's ability to consummate
any of the Contemplated Transactions.  To the
Knowledge of LBI, no officer, director, agent or
employee of LBI or any LBI Subsidiary is subject to
any Order that prohibits such officer, director, agent
or employee from engaging in or continuing any
conduct, activity or practice relating to the
businesses of LBI or any LBI Subsidiary.
	Section 5.17		Absence of Certain
Changes and Events.  Except as set forth in
Schedule 5.17 of the LBI Book of Schedules,
since September 30, 2000, LBI and each LBI
Subsidiary has conducted its respective business
only in the Ordinary Course of Business and with
respect to each there has not been any:
		(a)	change in its authorized or
issued capital stock; grant of any stock option or
right to purchase shares of its capital stock; issuance
of any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant of any registration
rights; purchase, redemption, retirement or other acquisition by it of any shares of any such capital stock; or declaration or payment of any dividend or
other distribution or payment in respect of shares of
its capital stock (except for payment of dividends
and distributions from any wholly-owned LBI
Subsidiary to LBI and pursuant to Section 7.4);
		(b)	amendment to its articles of
incorporation, charter or bylaws or any resolutions
adopted by its board of directors or stockholders
with respect to the same;
		(c)	payment or increase of any
bonuses, salaries or other compensation to any of its stockholders, directors, officers or employees, except for normal increases in the Ordinary Course
of Business or in accordance with any then existing
LBI Employee Benefit Plan, or entry by it into any employment, consulting, non-competition, change in control, severance or similar Contract with any
stockholder, director, officer or employee;
		(d)	adoption, amendment (except
for any amendment necessary to comply with any
Legal Requirement) or termination of, or increase in
the payments to or benefits under, any LBI
Employee Benefit Plan (as defined below);
		(e)	material damage to or
destruction or loss of any of its assets or property, whether or not covered by insurance;
		(f)	entry into, termination or
extension of, or receipt of notice of termination of,
any joint venture or similar agreement pursuant to
any Contract or any similar transaction;
		(g)	except for this Agreement,
entry into any Contract or incurrence of any
obligation or liability (fixed or contingent) other than
in the Ordinary Course of Business;
		(h)	material change in any
existing lease of real or personal property to which it
is a party;
		(i)	sale (other than any sale in the
Ordinary Course of Business), lease or other
disposition of any of its assets or properties or
mortgage, pledge or imposition of any lien or other encumbrance upon any of its material assets or properties, except for tax and other liens that arise
by operation of law and with respect to which
payment is not past due and except for pledges or
liens:  (i) required to be granted in connection with
the acceptance by LFSB of government deposits;
(ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the Ordinary Course of Business;
		(j)	incurrence by it of any
obligation or liability (fixed or contingent) other than
in the Ordinary Course of Business;
		(k)	other than in the Ordinary
Course of Business, cancellation or waiver by it of
any debts, claims or rights with a value in excess of
$15,000;
		(l)	any investment by it of a
capital nature exceeding $50,000 or aggregate
investments of a capital nature exceeding $100,000;
		(m)	except for the Contemplated
Transactions, merger or consolidation with or into
any other Person, or acquisition of any stock, equity interest or business of any other Person;
		(n)	transaction for the borrowing
or loaning of monies, other than in the Ordinary
Course of Business;
		(o)	suffered any change or
changes having a Material Adverse Effect on it, or in
the operation or conduct of its respective business;
		(p)	conducted its respective
business in any manner other than substantially as it
was being conducted prior to such time;
		(q)	purchased any investment
security that is callable prior to its stated maturity,
that has a stated maturity of thirty (30) months or
more or has a purchase price of greater than
$250,000;
		(r)	obtained any variable rate
advances with maturities of greater than one (1) year
from the Federal Home Loan Bank;
		(s)	agreement material change in
its accounting methods used; or
		(t)	agreement, whether oral or
written, by it to do any of the foregoing.
	Section 5.18	Properties, Contracts,
Employee Benefit Plans and Other Agreements.
Except for loan agreements evidencing loans or loan commitments made by LFSB in the Ordinary Course of Business, Schedule 5.18 of the LBI Book of
Schedules lists or describes the following with
respect to LBI and each LBI Subsidiary:
		(a)	all real property owned by
LBI and each LBI Subsidiary and the principal
buildings and structures located thereon, together
with a legal description of such real estate, and each
lease of real property to which LBI and each LBI
Subsidiary is a party, identifying the parties thereto,
the annual rental payable, the expiration date thereof
and a brief description of the property covered, and
in each case of either owned or leased real property,
the proper identification, if applicable, of each such property as a branch or main office or other office of
LBI or any LBI Subsidiary;
		(b)	All loan and credit
agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by LBI or any LBI Subsidiary,
exclusive of deposit agreements with customers of
LFSB entered into in the Ordinary Course of
Business, agreements for the purchase of federal
funds and repurchase agreements;
		(c)	each Applicable Contract that
involves performance of services or delivery of
goods or materials by LBI or any LBI Subsidiary of
an amount or value in excess of $25,000;
		(d)	each Applicable Contract that
was not entered into in the Ordinary Course of
Business and that involves expenditures or receipts
of LBI or any LBI Subsidiary in excess of $25,000;
		(e)	each Applicable Contract not
referred to elsewhere in this Section which:
	(i) 	relates to the future
purchase of goods or services in excess of
the requirements of its respective business at
current levels or for normal operating
purposes;
	(ii)	materially affect the
business or financial condition of LBI or any
LBI Subsidiary;
		(f)	each lease, rental, license,
installment and conditional sale agreement and other Applicable Contract affecting the ownership of, leasing of, title to or use of any personal property
having a value per item or requiring payments in
excess of $25,000, or with terms of more than one
year;
		(g)	each licensing agreement or
other Applicable Contract with respect to
Intellectual Property Assets, including agreements
with current or former employees, consultants or
contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets of LBI or any LBI Subsidiary;
		(h)	each collective bargaining
agreement and other Applicable Contract to or with
any labor union or other employee representative of
a group of employees;
		(i)	each joint venture,
partnership and other Applicable Contract (however
named) involving a sharing of profits, losses, costs
or liabilities by LBI or any LBI Subsidiary with any
other Person;
		(j)	each Applicable Contract
containing covenants that in any way purport to
restrict the business activity of LBI or any LBI
Subsidiary or any Affiliate of any of the foregoing,
or limit the ability of LBI or any LBI Subsidiary or
any Affiliate of any of the foregoing to engage in any
line of business or to compete with any Person;
		(k)	each Applicable Contract
providing for payments to or by any Person based on
sales, purchases or profits, other than direct
payments for goods;
		(l)	the name and annual salary of
each director and officer of LBI and each LBI
Subsidiary, and the profit sharing, bonus or other
form of compensation (other than salary) paid or
payable by LBI, each LBI Subsidiary or a
combination of any of them to or for the benefit of
each such person in question for the years ended
September 30, 1999 and 2000, and for the current
fiscal year of LBI, and any employment agreement,
consulting agreement, non-competition, severance
or change in control agreement or other similar
arrangement or plan with respect to each such
person;
		(m)	each profit sharing, group
insurance, hospitalization, stock option, pension, retirement, bonus, employment, severance, change in control, deferred compensation, stock bonus, stock
purchase or other employee welfare or benefit
agreements, plans or arrangements established,
maintained, sponsored or undertaken by LBI or any
LBI Subsidiary for the benefit of the officers,
directors or employees of LBI or any LBI
Subsidiary, including each trust or other agreement
with any custodian or any trustee for funds held
under any such agreement, plan or arrangement, and
all other Contracts or arrangements under which
pensions, deferred compensation or other retirement
benefits are being paid or may become payable by
LBI or any LBI Subsidiary for the benefit of the
employees of LBI or any LBI Subsidiary
(collectively, the "LBI Employee Benefit Plans"),
and, in respect to any of them, the latest three (3)
reports or forms, if any, filed with the Department of
Labor and Pension Benefit Guaranty Corporation
under the ERISA, the latest three (3) financial or
actuarial reports and any currently effective Internal Revenue Service private rulings or determination letters obtained by or for the benefit of LBI or any
LBI Subsidiary;
		(n)	each Applicable Contract
entered into other than in the Ordinary Course of
Business that contains or provides for an express undertaking by LBI or any LBI Subsidiary to be responsible for consequential damages;
		(o)	each Applicable Contract for
capital expenditures in excess of $50,000, or all
Applicable Contracts for all capital expenditures
which in the aggregate require payments in excess of
$100,000; and
		(p)	the name of each Person who
is or would be entitled pursuant to any Contract or
LBI Employee Benefit Plan to receive any payment
from LBI or any LBI Subsidiary as a result of the consummation of the Contemplated Transactions
(including any payment that is or would be due as a
result of any actual or constructive termination of a Person's employment or position following such consummation) and the maximum amount of such
payment;
		(q)	each amendment, supplement
and modification (whether oral or written) in respect
of any of the foregoing.
	Copies of each document, plan or Contract
listed and described in Schedule 5.18 of the LBI
Book of Schedules are appended to such Schedule.
	Section 5.19	No Defaults.  Except as set
forth in Schedule 5.19 of the LBI Book of
Schedules, each Contract identified or required to
be identified in Schedule 5.18 of the LBI Book of
Schedules is in full force and effect in all material respects and is valid and enforceable in accordance with its terms, except as may be limited by any
bankruptcy, insolvency, moratorium or by the
exercise of judicial discretion. LBI and each LBI Subsidiary is, and at all times since January 1, 1998, has been, in full compliance with all applicable terms
and requirements of each Contract under which LBI
or any LBI Subsidiary has or had any obligation or
liability or by which LBI or any LBI Subsidiary or
any of their respective assets owned or used by them
is or was bound, except where any such failure to be
in full compliance did not have or would reasonably
be expected not to have a Material Adverse Effect
on LBI on a consolidated basis.  Each other Person
that has or had any obligation or liability under any
such Contract under which LBI or any LBI
Subsidiary has or had any rights is, and at all times
since January 1, 1998, has been, to the Knowledge
of LBI, in compliance with applicable terms and
requirements of such Contract in all material
respects.  No event has occurred or circumstance
exists that (with or without notice or lapse of time)
may contravene, conflict with or result in a violation
or breach of, or give LBI, any LBI Subsidiary or
other Person the right to declare a default or
exercise any remedy under, or to accelerate the
maturity or performance of, or to cancel, terminate
or modify, any material Applicable Contract.  Except
in the Ordinary Course of Business with respect to
loans made by LFSB, neither LBI nor any LBI
Subsidiary has given to or received from any other
Person, at any time since January 1, 1998, any notice
or other communication (whether oral or written)
regarding any actual, alleged, possible or potential material violation or breach of, or default under, any Contract. Other than in the Ordinary Course of
Business in connection with workouts and
restructured loans, there are no renegotiations of,
attempts to renegotiate or outstanding rights to
renegotiate any material amounts paid or payable to
LBI or any LBI Subsidiary under current or
completed Contracts with any Person, and no such
Person has made written demand for such
renegotiation.
	Section 5.20	Insurance.  Schedule 5.20 of
the LBI Book of Schedules lists the policies of
insurance (including bankers blanket bond and
insurance providing benefits for employees) owned
or held by LBI or any LBI Subsidiary on the date
hereof.  Each policy is in full force and effect (except
for any expiring policy that is replaced by coverage
at least as extensive) until the Closing.  All
premiums due on such policies have been paid in
full.
	Section 5.21	Compliance with
Environmental Laws.  Except as set forth in
Schedule 5.21 of the LBI Book of Schedules and
except for any of the following that did not have or
would not reasonably be expected to have a Material
Adverse Effect on LBI and the LBI Subsidiaries on
a consolidated basis, there are no actions, suits, investigations, liabilities, inquiries, Proceedings or Orders involving LBI or any LBI Subsidiary or any of their respective assets that are pending or, to the Knowledge of LBI, Threatened, nor to the
Knowledge of LBI is there any factual basis for any
of the foregoing, as a result of any asserted failure of
LBI or any LBI Subsidiary, or any predecessor
thereof, to comply with any Environmental Laws.
No environmental clearances or other governmental
approvals are required for the conduct of the
business of LBI or any LBI Subsidiary or the
consummation of the Contemplated Transactions.
To the Knowledge of LBI, neither LBI nor any LBI
Subsidiary is the owner of any interest in real estate
on which any substances have been used, stored,
deposited, treated, recycled or disposed of, which substances if known to be present on, at or under such property, would require clean-up, removal or
some other remedial action under any Environmental
Law.
	Section 5.22	Regulatory Filings.  LBI and
each LBI Subsidiary has filed in a timely manner all required filings with all proper Regulatory
Authorities, including:  (a) the SEC; (b) the OTS;
and (c) the FDIC.  To the Knowledge of LBI, all
filings with such federal and state regulatory
agencies were accurate and complete in all material
respects as of the dates of the filings, and no such
filing has made any untrue statement of a material
fact or omitted to state a material fact necessary in
order to make the statements made, in the light of
the circumstances under which they were made, not misleading. Accurate and complete copies of each document filed by LBI with the SEC since
October 1, 2000, are attached as Schedule 5.22 of
the LBI Book of Schedules.
	Section 5.23	Agency and Custodial
Accounts.  Each LBI Subsidiary has properly
administered all accounts for which it acts as
fiduciary, agent, custodian or investment advisor, in accordance with the terms of the governing documents and applicable Legal Requirements and
common law.  No LBI Subsidiary or any of its
respective directors, officers or employees has
committed any breach of trust with respect to any
such account, and the accountings for each such
account are true and correct in all material respects
and accurately reflect the assets of such account.
	Section 5.24	Disclosure.  No
representation or warranty made in this Agreement
by LBI contains any untrue statement of a material
fact, or omits to state a material fact necessary to
make the statements contained herein under the
circumstances under which they were made not
misleading. Except as and to the extent reflected or reserved against in LBI's audited financial statements for the year ended September 30, 2000,
or the Subsequent LBI Financial Statements (as such
term is defined below), neither LBI nor any LBI
Subsidiary has, and with respect to the Subsequent
LBI Financial Statements will not have, any
liabilities or obligations, of any nature, secured or unsecured, (whether accrued, absolute, contingent or otherwise) including, any Tax liabilities due or to become due, which would reasonably be expected to have a Material Adverse Effect on LBI.
	Section 5.25	Brokerage Commissions.
Except as set forth in Schedule 5.25 of the LBI
Book of Schedules, none of LBI or any LBI
Subsidiary or any of their respective Representatives
has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.
	Section 5.26	Delays.  To the Knowledge
of LBI, there is no reason why the granting of any of
the regulatory approvals referred to in Section 8.2
would be denied, unduly delayed or otherwise
unavailable.
                   ARTICLE 6
                COVENANTS OF MNB
From and after the date hereof and until the
Effective Time, MNB hereby covenants and agrees
with LBI as follows:
Section 6.1	Information, Access and
Confidentiality.
	(a)	Upon providing reasonable
notice, LBI and its Representatives shall, at all times during normal business hours prior to the Closing
Date, have full and continuing access to the
facilities, operations, records and properties of MNB
and each MNB Subsidiary.  LBI and its
Representatives may, prior to the Closing Date,
make or cause to be made such reasonable
investigation of the operations, records and
properties of MNB and each MNB Subsidiary,
including observation of any audit of, and
examination of any audit work papers with respect
to, MNB or any MNB Subsidiary, and of its and
their financial and legal condition as LBI shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of MNB or any of the MNB Subsidiary.  Upon request, MNB
and each MNB Subsidiary will furnish LBI or its Representatives its attorneys' responses to auditors' requests for information and such financial and operating data and other information reasonably
requested by LBI developed by MNB or any MNB
Subsidiary, its auditors, accountants or attorneys
(provided with respect to attorneys, such disclosure
shall be limited to information that would not result
in the waiver by MNB or any MNB Subsidiary of
any claim of attorney-client privilege), and will
permit LBI or its Representatives to discuss such information directly with any individual or firm performing auditing or accounting functions for
MNB or any MNB Subsidiary, and such auditors
and accountants shall be directed to furnish copies of
any reports or financial information as developed to
LBI or its Representatives.  No investigation by LBI
shall affect the representations and warranties made
by MNB.  This Section shall not require the
disclosure of any information the disclosure of which
to LBI would be prohibited by law.
	(b)	Any confidential information
or trade secrets received by MNB, its employees or
agents in the course of the examination described in
Section 7.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by MNB or,
at LBI's request, returned to LBI in the event this Agreement is terminated as provided in Section
11.1.  Such information shall not be used by MNB
or its agents to the detriment of LBI or any LBI
Subsidiary.
	Section 6.2	Carry on in Regular
Course.  MNB and each MNB Subsidiary shall
carry on its business diligently and substantially in
the same manner as is presently being conducted and
shall not make or institute any unusual or material
change in its methods of doing business without the
prior written consent of LBI, which consent shall
not be unreasonably withheld or delayed.  MNB
shall, and shall also cause each MNB Subsidiary to,
unless otherwise consented to in writing in advance
by LBI:
	(a)	conduct its business only in
the Ordinary Course of Business;
	(b)	use its Best Efforts to
preserve intact its current business organization,
keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;
	(c)	confer and consult with LBI
concerning operational matters of a material nature,
any sales of investment securities or loans that were
not originated with the intent to sell, and any
changes or revisions to the asset-liability
management of SNB;
	(d)	enter into loan transactions
only in accordance with sound credit practices and
only on terms and conditions which are not
materially more favorable than those available to the borrower from competitive sources in transactions in the ordinary course of business and consistent with
prudent banking practices and policies and
regulations of applicable regulatory authorities, and
in that connection, MNB will consult and discuss
with LBI all new credits or new lending
relationships, or extensions or renewals of any
existing credit relationships, approved in excess of $1,000,000 to any Person or Persons and his, her or
their Affiliates from the date hereof to the Effective
Time;
	(e)	consistent with past practice,
maintain a reserve for probable loan and lease losses
that is adequate in all material respects to provide
for probable losses, net of recoveries relating to
loans previously charged off, on loans outstanding (including accrued interest receivable);
	(f)	maintain all of its assets
necessary for the conduct of its business in good
operating condition and repair, reasonable wear and
tear and damage by fire or unavoidable casualty
excepted, and maintain policies of insurance upon its
assets and with respect to the conduct of its business
in amounts and kinds comparable to that in effect on
the date hereof and pay all premiums on such
policies when due;
	(g)	file in a timely manner all
required filings with all Regulatory Authorities and
cause such filings to be true and correct in all
material respects; and
	(h)	maintain its books, accounts
and records in the usual, regular and ordinary
manner, on a basis consistent with prior years and
comply with all Legal Requirements.
With respect to any written request by MNB
for LBI's consent to any non-permitted action of
MNB or any MNB Subsidiary described in this
Section, MNB shall be entitled to conclusively
presume LBI has consented to any such action
unless MNB shall have received LBI's written
objection to such action within three (3) Business
Days of the date of LBI's receipt of such written
request.
	Section 6.3	Negative Covenants.
Except as otherwise provided by this Agreement,
between the date of this Agreement and the Closing
Date, MNB will not, and will cause each MNB
Subsidiary not to, without the prior written consent
of LBI, which consent shall not be unreasonably
withheld or delayed, take any affirmative action, or
fail to take any reasonable action within its control,
as a result of which any of the changes or events
listed in Section 4.17 is likely to occur.  With
respect to any written request by MNB for LBI's
consent to any non-permitted action of MNB or any
MNB Subsidiary described in this Section, MNB
shall be entitled to conclusively presume LBI has
consented to any such action unless MNB shall have
received LBI's written objection to such action
within three (3) Business Days of the date of LBI's
receipt of such written request.
	Section 6.4	Dividends.  Notwithstanding
anything contained herein to the contrary, between
the date of this Agreement and the Effective Time,
MNB may continue to declare and pay to its
stockholders, on dates consistent with its past
practices, its normal quarterly cash dividend not to
exceed $0.0625 per share of MNB Common Stock,
and shall declare, pay or make no other dividend or
other distribution or payment in respect of, or
redemption of, shares of MNB Common Stock,
provided, however, that MNB shall not declare the
record date for any dividend, or pay or make any
such dividend or other distribution or payment, in
the quarter in which the Effective Time shall occur.
It is the intent of this Section to provide that the
holders of MNB Common Stock will receive either
payment of dividends on their shares of MNB
Common Stock as permitted under this Section or
the payment of cash dividends as the holders of the
MNB Exchange Shares for the calendar quarter
during which the Effective Time shall occur, but will
not receive and will not become entitled to receive
for the same calendar quarter both the payment of a permitted dividend as stockholders of MNB and the payment of a cash dividend as the holders of the
MNB Exchange Shares.  If MNB does not declare
and pay permitted dividends on its MNB Common
Stock in a particular calendar quarter because of
MNB's reasonable expectation that the Effective
Time would occur in such quarter wherein the
holders of MNB Common Stock would have
become entitled to receive cash dividends for such
calendar quarter on the MNB Exchange Shares, and
the Effective Time does not in fact occur in said
calendar quarter, then, as a result thereof, MNB
shall be entitled to declare and pay a permitted
dividend on said shares of MNB Common Stock for
said calendar quarter as soon as reasonably
practicable.
	Section 6.5	Subsequent MNB Financial
Statements.  As soon as available after the date
hereof, MNB will furnish LBI copies of:  (a) each
filing made subsequent to April 1, 2001, by MNB
with the SEC; (b) the monthly unaudited balance
sheets and profit and loss statements of MNB on a consolidated basis, and SNB on a stand-alone basis, prepared in each case for MNB's internal use,
(c) the Call Report of SNB for each quarterly period completed after the date of this Agreement and prior to the Effective Time; and (d) all other financial
reports or statements submitted by MNB or any
MNB Subsidiary to Regulatory Authorities after the
date hereof, to the extent permitted by law
(collectively, the "Subsequent MNB Financial
Statements").  The Subsequent MNB Financial
Statements shall be prepared on a basis consistent
with past accounting practices and shall fairly
present in all material respects the financial condition
and results of operations for the dates and periods presented, subject in the case of unaudited financial statements to year-end audit adjustments (which changes in the aggregate would not reasonably be
expected to be materially adverse).  The Subsequent
MNB Financial Statements will not include any
material assets or omit to state any material
liabilities, absolute or contingent, or other facts,
which inclusion or omission would render such
financial statements misleading in any material
respect.
	Section 6.6	Advice of Changes.
Between the date of this Agreement and the Closing
Date, MNB will promptly notify LBI in writing if
MNB or any MNB Subsidiary becomes aware of any
fact or condition that causes or constitutes a Breach
of any of MNB's representations and warranties as
of the date of this Agreement, or if MNB or any
MNB Subsidiary becomes aware of the occurrence
after the date of this Agreement of any fact or
condition that would (except as expressly
contemplated by this Agreement) cause or constitute
a Breach of any such representation or warranty had
such representation or warranty been made as of the
time of occurrence or discovery of such fact or
condition.  If any such fact or condition would
require any change in the Schedules if such
Schedules were dated the date of the occurrence or
discovery of any such fact or condition, MNB will
promptly deliver to LBI a supplement to the
Schedules specifying such change, provided,
however, that receipt of notice of such facts after the
date of this Agreement shall have no effect on the
truth and accuracy of the representations and
warranties made in this Agreement and the delivery
of any such updated Schedule shall not in itself be sufficient to cure any prior Breach. During the same period, MNB will promptly notify LBI of the occurrence of any Breach of any covenant of MNB
in this Article or of the occurrence of any event that
might reasonably be expected to make the
satisfaction of the conditions in Article 10
impossible or unlikely.  MNB shall also provide to
LBI copies of each written communication sent to
its stockholders between the date of this Agreement
and the Closing Date.
	Section 6.7	Stockholders' Meeting.
MNB shall cause a meeting of its stockholders for
the purpose of acting upon this Agreement to be
held at the earliest practicable date after the
Registration Statement (as defined below) has been
declared effective by the SEC.  MNB shall send to
its stockholders at least thirty (30) days prior to such meeting, notice of such meeting together with the
Proxy Statement-Prospectus (as defined below)
which shall include a copy of this Agreement and a
copy of Section 262 of the Delaware Code
governing the rights of dissenting stockholders.
Subject to its fiduciary duties, MNB and its board of directors shall recommend to stockholders the approval of this Agreement and shall solicit proxies
voting only in favor thereof from the stockholders of
MNB.
	Section 6.8	Information Provided to
LBI.  MNB agrees that none of the information
concerning MNB or any MNB Subsidiary that is
provided or to be provided by MNB to LBI for
inclusion or that is included in the Registration
Statement or Proxy Statement-Prospectus and any
other documents to be filed with any Regulatory
Authority in connection with the Contemplated
Transactions will, at the respective times such
documents are filed and, in the case of the
Registration Statement, when it becomes effective
and, with respect to the Proxy
Statement-Prospectus, when mailed, be false or
misleading with respect to any material fact, or omit
to state any material fact necessary in order to make
the statements therein not misleading or, in the case
of the Proxy Statement-Prospectus, or any
amendment thereof or supplement thereto, at the
time of the meeting of MNB's stockholders referred
to above, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the meeting in connection with which
the Proxy Statement-Prospectus shall be mailed. Notwithstanding the foregoing, MNB shall have no responsibility for the truth or accuracy of any information with respect to LBI or any LBI
Subsidiary or any of their Affiliates contained in the Registration Statement or the Proxy
Statement-Prospectus or in any document submitted
to, or other communication with, any Regulatory
Authority.
	Section 6.9	Environmental Matters.
LBI may in its discretion, prior to the Closing, retain
at its own expense an independent professional
consultant to perform an environmental site
assessment and render to LBI a report (an
"Environmental Report") to determine if any real
property in which MNB holds any interest contains
or gives evidence that any violations of
Environmental Laws have occurred on any such
property.  Neither LBI nor its independent
professional consultant shall enter upon any such
real property in which MNB or any MNB Subsidiary
holds only a mortgagee's interest without the prior permission of MNB and the Person in possession thereof. MNB shall not withhold such permission unreasonably, and shall use all reasonable efforts to obtain such permission for LBI from the Person in
possession of any such mortgaged real property for
which LBI desires its independent professional
consultant to conduct a site assessment.  LBI shall
have no duty to act upon any information produced
by such reviews or investigations with or for the
benefit of MNB, any MNB Subsidiary or any other
Person, but shall provide such information to MNB
as soon as practicable after such information
becomes available to LBI.
	Section 6.10	Exclusivity.  Subject to its
fiduciary duties and except as otherwise set forth
herein, none of MNB, any MNB Subsidiary or any
of their respective directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates shall, directly or indirectly,
make, encourage, facilitate, solicit, initiate or assist
any inquiries, proposals, offers or expressions of
interest from, or provide any nonpublic information
or access to MNB's or any MNB Subsidiary's
premises to, or participate in any discussions or negotiations with, any Person (other than LBI and
Newco and their directors, officers, employees,
professional and financial advisors, representatives,
agents and Affiliates) concerning or relating to:
(a) any merger, sale of assets not in the Ordinary
Course of Business, acquisition, business
combination, change of control or other similar
transaction involving MNB or any MNB Subsidiary,
or (b) any purchase or other acquisition by any
Person of five percent (5%) or more of the capital
stock of MNB or of any capital stock of any MNB
Subsidiary, or (c) any issuance by any MNB
Subsidiary of any shares of its capital stock
(collectively, a "Competing MNB Proposal").
MNB will promptly advise LBI of, and communicate
to LBI the terms and conditions of, and the identity
of the Person making, any Competing MNB
Proposal, and will promptly furnish LBI with copies
of any non-privileged documents provided to and
received from such Person, and summaries of any
other communications with respect to such
Competing MNB Proposal.  Upon the date of this
Agreement, MNB will terminate all discussions and negotiations that it has heretofore engaged in or conducted with any other Person with respect to any
of the above, and will advise its directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates to also terminate the same.  Notwithstanding the foregoing,
MNB may engage in discussions or negotiations with,
furnish nonpublic information concerning MNB and
any MNB Subsidiary and their respective properties,
assets and business, and grant access to the facilities of MNB and any MNB Subsidiary, to any Person that hereafter makes a Competing MNB Proposal that was
not directly or indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by MNB, any MNB Subsidiary or any of their respective directors, officers, employees, professional or financial advisors, representatives, agents or Affiliates (an "Unsolicited MNB Proposal"), but only to the extent that:  (i) the board of directors of MNB receives a
written opinion from its independent financial advisor
that such proposal may be superior to the
Contemplated Transactions from a financial point of
view to MNB's stockholders; (ii) MNB's outside legal
counsel advises MNB that the maker of the Unsolicited
MNB Proposal may legally acquire MNB and SNB;
(iii) MNB's board of directors, after consultation with
its outside legal counsel, determines in good faith that such action is necessary for MNB's board of directors to comply with its fiduciary duties to its stockholders under all applicable Legal Requirements; and (iv) prior to furnishing such information to, or entering into discussions or negotiations with, such Person, MNB provides reasonable notice to LBI to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person.
	Section 6.11	Best Efforts; Cooperation.
Subject to the terms and conditions of this
Agreement, MNB agrees to exercise good faith and
use its Best Efforts to satisfy the various covenants
and conditions to Closing in this Article 6 and
Article 10, respectively, and to consummate the
Contemplated Transactions as promptly as possible.
MNB will not intentionally take or intentionally
permit to be taken any action that would be a
Breach of the terms or provisions of this Agreement.
Between the date of this Agreement and the Closing
Date, MNB will, and will cause each MNB
Subsidiary and all of the Affiliates and
Representatives of MNB and each MNB Subsidiary
to, cooperate with LBI with respect to all filings that
LBI is required by Legal Requirements to make in
connection with the Contemplated Transactions.  In
case at any time after the Effective Time any further
action is necessary or desirable to carry out the
purposes of this Agreement or to vest Newco with
full title to all properties, assets, rights, approvals, immunities and franchises of MNB, the proper officers and directors of MNB shall take all such
necessary action to vest Newco with such rights.
	Section 6.12	Amendment of MNB Rights
Agreement.  Prior to the Effective Time, MNB shall
take all actions that may be necessary to amend the
Rights Agreement dated as of March 20, 2001,
between MNB and SNB, to provide that LBI is not
an "Acquiring Person" as defined by the Rights
Agreement.
	Section 6.13	Accrual of Costs.  On or
prior to the Closing Date, MNB shall fully pay or
accrue as may be required by GAAP:  (a) the cost of
any benefits or contributions supplied or made or to
be supplied or made through the Effective Time
under any of the MNB Employee Benefit Plans;
(b) the costs of any corrective action to bring any
such plans into compliance with applicable law;
(c) the aggregate cost of complying with any
representation, warranty or covenant of MNB set
forth in this Agreement; and (d) all MNB
Transactional Expenses.
                ARTICLE 7
              COVENANTS OF LBI
From and after the date hereof and until the
Effective Time, LBI hereby covenants and agrees
with MNB as follows:
	Section 7.1	Information, Access and
Confidentiality.
	(a)	Upon providing reasonable
notice, MNB and its Representatives shall, at all
times during normal business hours prior to the
Closing Date, have full and continuing access to the facilities, operations, records and properties of LBI and each LBI Subsidiary.  MNB and its
Representatives may, prior to the Closing Date,
make or cause to be made such reasonable
investigation of the operations, records and
properties of LBI and each LBI Subsidiary,
including observation of any audit of, and
examination of any audit work papers with respect
to, LBI or any LBI Subsidiary, and of its and their financial and legal condition as MNB shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, that such access or investigation shall not interfere unnecessarily with the normal operations of LBI or any of the LBI Subsidiary.  Upon request, LBI and
each LBI Subsidiary will furnish MNB or its
Representatives its attorneys' responses to auditors' requests for information and such financial and operating data and other information reasonably
requested by MNB developed by LBI or any LBI
Subsidiary, its auditors, accountants or attorneys
(provided with respect to attorneys, such disclosure
shall be limited to information that would not result
in the waiver by LBI or any LBI Subsidiary of any
claim of attorney-client privilege), and will permit
MNB or its Representatives to discuss such
information directly with any individual or firm
performing auditing or accounting functions for LBI
or any LBI Subsidiary, and such auditors and
accountants shall be directed to furnish copies of any reports or financial information as developed to
MNB or its Representatives.  No investigation by
MNB shall affect the representations and warranties
made by LBI.  This Section shall not require the
disclosure of any information the disclosure of which
to MNB would be prohibited by law.
	(b)	Any confidential information
or trade secrets received by LBI, its employees or
agents in the course of the examination described in
Section 6.1 shall be treated confidentially, and any correspondence, memoranda, records, copies, documents and electronic or other media of any kind containing either such confidential information, or trade secrets or both shall be destroyed by LBI or, at
MNB's request, returned to MNB in the event this
Agreement is terminated as provided in Section
11.1.  Such information shall not be used by LBI or
its agents to the detriment of MNB or any MNB
Subsidiary.
      Section 7.2	Carry on in Regular
Course.  LBI and each LBI Subsidiary shall carry on
its business diligently and substantially in the same
manner as is presently being conducted and shall not
make or institute any unusual or material change in
its methods of doing business without the prior
written consent of MNB, which consent shall not be unreasonably withheld or delayed. LBI shall, and shall also cause each LBI Subsidiary to, unless
otherwise consented to in writing in advance by
MNB:
		(a)	conduct its business only in
the Ordinary Course of Business;
		(b)	use its Best Efforts to
preserve intact its current business organization,
keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;
		(c)	confer and consult with MNB
concerning operational matters of a material nature,
any sales of investment securities or loans that were
not originated with the intent to sell, and any
changes or revisions to the asset-liability
management of LFSB;
		(d)	enter into loan transactions
only in accordance with sound credit practices and
only on terms and conditions which are not
materially more favorable than those available to the borrower from competitive sources in transactions in the ordinary course of business and consistent with
prudent banking practices and policies and
regulations of applicable regulatory authorities, and
in that connection, LBI will consult and discuss with
MNB all new credits or new lending relationships,
or extensions or renewals of any existing credit relationships, approved in excess of $1,000,000 to any Person or Persons and his, her or their Affiliates
from the date hereof to the Effective Time;
		(e)	consistent with past practice,
maintain a reserve for probable loan and lease losses
that is adequate in all material respects to provide
for probable losses, net of recoveries relating to
loans previously charged off, on loans outstanding (including accrued interest receivable);
		(f)	maintain all of its assets
necessary for the conduct of its business in good
operating condition and repair, reasonable wear and
tear and damage by fire or unavoidable casualty
excepted, and maintain policies of insurance upon its
assets and with respect to the conduct of its business
in amounts and kinds comparable to that in effect on
the date hereof and pay all premiums on such
policies when due;
		(g)	file in a timely manner all
required filings with all Regulatory Authorities and
cause such filings to be true and correct in all
material respects; and
		(h)	maintain its books, accounts
and records in the usual, regular and ordinary
manner, on a basis consistent with prior years and
comply with all Legal Requirements.
With respect to any written request by LBI
for MNB's consent to any non-permitted action of
LBI or any LBI Subsidiary described in this Section,
LBI shall be entitled to conclusively presume MNB
has consented to any such action unless LBI shall
have received MNB's written objection to such
action within three (3) Business Days of the date of
MNB's receipt of such written request.
	Section 7.3	Negative Covenants.
Except as otherwise provided by this Agreement,
between the date of this Agreement and the Closing
Date, LBI will not, and will cause each LBI
Subsidiary not to, without the prior written consent
of MNB, which consent shall not be unreasonably
withheld or delayed, take any affirmative action, or
fail to take any reasonable action within its control,
as a result of which any of the changes or events
listed in Section 5.17 is likely to occur.  With
respect to any written request by LBI for MNB's
consent to any non-permitted action of LBI or any
LBI Subsidiary described in this Section, LBI shall
be entitled to conclusively presume MNB has
consented to any such action unless LBI shall have
received MNB's written objection to such action
within three (3) Business Days of the date of MNB's
receipt of such written request.
	Section 7.4	Dividends.  Notwithstanding
anything contained herein to the contrary, between
the date of this Agreement and the Effective Time,
LBI may continue to declare and pay to its
stockholders, on dates consistent with its past
practices, its normal quarterly cash dividend not to
exceed $0.15 per share of LBI Common Stock, and
shall declare, pay or make no other dividend or other distribution or payment in respect of, or redemption of, shares of LBI Common Stock, provided,
however, that LBI shall not declare the record date
for any dividend, or pay or make any such dividend
or other distribution or payment, in the quarter in
which the Effective Time shall occur.  It is the intent
of this Section to provide that the holders of LBI
Common Stock will receive either payment of
dividends on their shares of LBI Common Stock as
permitted under this Section or the payment of cash dividends as the holders of the LBI Exchange Shares for the calendar quarter during which the Effective
Time shall occur, but will not receive and will not
become entitled to receive for the same calendar
quarter both the payment of a permitted dividend as stockholders of LBI and the payment of a cash dividend as the holders of the LBI Exchange Shares.
If LBI does not declare and pay permitted dividends
on its LBI Common Stock in a particular calendar
quarter because of LBI's reasonable expectation that
the Effective Time would occur in such quarter
wherein the holders of LBI Common Stock would
have become entitled to receive cash dividends for
such calendar quarter on the LBI Exchange Shares,
and the Effective Time does not in fact occur in said calendar quarter, then, as a result thereof, LBI shall be entitled to declare and pay a permitted dividend
on said shares of LBI Common Stock for said
calendar quarter as soon as reasonably practicable.
	Section 7.5	Subsequent LBI Financial
Statements.  As soon as available after the date
hereof, LBI will furnish MNB copies of:  (a) each
filing made subsequent to April 1, 2001, by LBI with
the SEC; (b) the monthly unaudited balance sheets
and profit and loss statements of LBI on a
consolidated basis, and LFSB on a stand-alone basis, prepared in each case for LBI's internal use, (c) the
TFR of LFSB for each quarterly period completed
after the date of this Agreement and prior to the
Effective Time; and (d) all other financial reports or statements submitted by LBI or any LBI Subsidiary to Regulatory Authorities after the date hereof, to
the extent permitted by law (collectively, the
"Subsequent LBI Financial Statements").  The
Subsequent LBI Financial Statements shall be
prepared on a basis consistent with past accounting practices and shall fairly present in all material respects the financial condition and results of
operations for the dates and periods presented,
subject in the case of unaudited financial statements
to year-end audit adjustments (which changes in the aggregate would not reasonably be expected to be materially adverse). The Subsequent LBI Financial Statements will not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements
misleading in any material respect.
	Section 7.6	Advice of Changes.
Between the date of this Agreement and the Closing
Date, LBI will promptly notify MNB in writing if
LBI or any LBI Subsidiary becomes aware of any
fact or condition that causes or constitutes a Breach
of any of LBI's representations and warranties as of
the date of this Agreement, or if LBI or any LBI
Subsidiary becomes aware of the occurrence after
the date of this Agreement of any fact or condition
that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence
or discovery of such fact or condition.  If any such
fact or condition would require any change in the
Schedules if such Schedules were dated the date of
the occurrence or discovery of any such fact or
condition, LBI will promptly deliver to MNB a
supplement to the Schedules specifying such change, provided, however, that receipt of notice of such facts after the date of this Agreement shall have no
effect on the truth and accuracy of the
representations and warranties made in this
Agreement and the delivery of any such updated
Schedule shall not in itself be sufficient to cure any
prior Breach.  During the same period, LBI will
promptly notify MNB of the occurrence of any
Breach of any covenant of LBI in this Article or of
the occurrence of any event that might reasonably be expected to make the satisfaction of the conditions in Article 9 impossible or unlikely.  LBI shall also
provide to MNB copies of each written
communication sent to its stockholders between the
date of this Agreement and the Closing Date.
	Section 7.7	Stockholders' Meeting.  LBI
shall cause a meeting of its stockholders for the
purpose of acting upon this Agreement to be held at
the earliest practicable date after the Registration Statement (as defined below) has been declared effective by the SEC.  LBI shall send to its
stockholders at least thirty (30) days prior to such meeting, notice of such meeting together with the
Proxy Statement-Prospectus (as defined below).
Subject to its fiduciary duties, LBI and its board of directors shall recommend to stockholders the approval of this Agreement and shall solicit proxies
voting only in favor thereof from the stockholders of
LBI.
	Section 7.8	Information Provided to
MNB.  LBI agrees that none of the information
concerning LBI or any LBI Subsidiary that is
provided or to be provided by LBI to MNB for
inclusion or that is included in the Registration
Statement or Proxy Statement-Prospectus and any
other documents to be filed with any Regulatory
Authority in connection with the Contemplated
Transactions will, at the respective times such
documents are filed and, in the case of the
Registration Statement, when it becomes effective
and, with respect to the Proxy
Statement-Prospectus, when mailed, be false or
misleading with respect to any material fact, or omit
to state any material fact necessary in order to make
the statements therein not misleading or, in the case
of the Proxy Statement-Prospectus, or any
amendment thereof or supplement thereto, at the
time of the meeting of LBI's stockholders referred
to above, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the meeting in connection with which
the Proxy Statement-Prospectus shall be mailed. Notwithstanding the foregoing, LBI shall have no responsibility for the truth or accuracy of any information with respect to MNB or any MNB
Subsidiary or any of their Affiliates contained in the Registration Statement or the Proxy
Statement-Prospectus or in any document submitted
to, or other communication with, any Regulatory
Authority.
	Section 7.9	Environmental Matters.
MNB may in its discretion, prior to the Closing,
retain at its own expense an independent
professional consultant to perform an environmental
site assessment and render to MNB an
Environmental Report to determine if any real
property in which LBI holds any interest contains or
gives evidence that any violations of Environmental
Laws have occurred on any such property.  Neither
MNB nor its independent professional consultant
shall enter upon any such real property in which LBI
or any LBI Subsidiary holds only a mortgagee's
interest without the prior permission of LBI and the
Person in possession thereof.  LBI shall not withhold
such permission unreasonably, and shall use all
reasonable efforts to obtain such permission for
MNB from the Person in possession of any such
mortgaged real property for which MNB desires its independent professional consultant to conduct a site assessment.  MNB shall have no duty to act
upon any information produced by such reviews or investigations with or for the benefit of LBI, any
LBI Subsidiary or any other Person, but shall
provide such information to LBI as soon as
practicable after such information becomes available
to MNB.
	Section 7.10	Exclusivity.  Subject to its
fiduciary duties and except as otherwise set forth
herein, none of LBI, any LBI Subsidiary or any of
their respective directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates shall, directly or indirectly,
make, encourage, facilitate, solicit, initiate or assist
any inquiries, proposals, offers or expressions of
interest from, or provide any nonpublic information
or access to LBI's or any LBI Subsidiary's premises
to, or participate in any discussions or negotiations
with, any Person (other than MNB and Newco and
their directors, officers, employees, professional and financial advisors, representatives, agents and
Affiliates) concerning or relating to:  (a) any merger,
sale of assets not in the Ordinary Course of
Business, acquisition, business combination, change
of control or other similar transaction involving LBI
or any LBI Subsidiary, or (b) any purchase or other acquisition by any Person of five percent (5%) or more of the capital stock of LBI or of any capital
stock of any LBI Subsidiary, or (c) any issuance by
any LBI Subsidiary of any shares of its capital stock (collectively, a "Competing LBI Proposal"). LBI will promptly advise MNB of, and communicate to
MNB the terms and conditions of, and the identity
of the Person making, any Competing LBI Proposal,
and will promptly furnish MNB with copies of any non-privileged documents provided to and received from such Person, and summaries of any other
communications with respect to such Competing
LBI Proposal.  Upon the date of this Agreement,
LBI will terminate all discussions and negotiations
that it has heretofore engaged in or conducted with
any other Person with respect to any of the above,
and will advise its directors, officers, employees, professional and financial advisors, representatives, agents and Affiliates to also terminate the same. Notwithstanding the foregoing, LBI may engage in discussions or negotiations with, furnish nonpublic information concerning LBI and any LBI Subsidiary and their respective properties, assets and business, and grant access to the facilities of LBI and any LBI Subsidiary, to any Person that hereafter makes a
Competing LBI Proposal that was not directly or
indirectly, after the date hereof, made, encouraged, facilitated, solicited, initiated or assisted by LBI, any LBI Subsidiary or any of their respective directors, officers, employees, professional or financial advisors, representatives, agents or Affiliates (an "Unsolicited
LBI Proposal"), but only to the extent that:  (i) the
board of directors of LBI receives a written opinion
from its independent financial advisor that such
proposal may be superior to the Contemplated
Transactions from a financial point of view to LBI's stockholders; (ii) LBI's outside legal counsel advises
LBI that the maker of the Unsolicited LBI Proposal
may legally acquire LBI and LFSB; (iii) LBI's board of directors, after consultation with its outside legal counsel, determines in good faith that such action is necessary for LBI's board of directors to comply with its fiduciary duties to its stockholders under all applicable Legal Requirements; and (iv) prior to furnishing such information to, or entering into
discussions or negotiations with, such Person, LBI
provides reasonable notice to MNB to the effect that it
is furnishing information to, or entering into discussions or negotiations with, such Person.
	Section 7.11	Best Efforts; Cooperation.
Subject to the terms and conditions of this
Agreement, LBI agrees to exercise good faith and
use its Best Efforts to satisfy the various covenants
and conditions to Closing in this Article 7 and
Article 9, respectively, and to consummate the
Contemplated Transactions as promptly as possible.
LBI will not intentionally take or intentionally permit
to be taken any action that would be a Breach of the
terms or provisions of this Agreement.  Between the
date of this Agreement and the Closing Date, LBI
will, and will cause each LBI Subsidiary and all of
the Affiliates and Representatives of LBI and each
LBI Subsidiary to, cooperate with MNB with
respect to all filings that MNB is required by Legal Requirements to make in connection with the
Contemplated Transactions.  In case at any time
after the Effective Time any further action is
necessary or desirable to carry out the purposes of
this Agreement or to vest Newco with full title to all properties, assets, rights, approvals, immunities and franchises of LBI, the proper officers and directors of LBI shall take all such necessary action to vest
Newco with such rights.
	Section 7.12	Data Processing
Agreement.  LBI agrees to consult with MNB prior
to the entry by it or any LBI subsidiary into any
new, or any extension of any existing, data
processing agreement.  LBI agrees to coordinate
with MNB the negotiation of any new or extension
of any existing data processing agreement with the
purpose of achieving the best possible economic and
business result in light of the Bank Merger.
	Section 7.13	Accrual of Costs.  On or
prior to the Closing Date, LBI shall fully pay or
accrue as may be required by GAAP:  (a) the cost of
any benefits or contributions supplied or made or to
be supplied or made through the Effective Time
under any of the LBI Employee Benefit Plans;
(b) the costs of any corrective action to bring any
such plans into compliance with applicable law;
(c) the aggregate cost of complying with any
representation, warranty or covenant of LBI set
forth in this Agreement; and (d) all LBI
Transactional Expenses.
		ARTICLE 8
		COVENANTS OF ALL PARTIES
	Section 8.1	Necessary Approvals.  LBI
and MNB agree that MNB's counsel will have
primary responsibility for preparation of the
Registration Statement and MNB will have primary responsibility for the preparation of the necessary applications for regulatory approval of the
Contemplated Transactions.  Each of LBI and MNB
and their respective Subsidiaries and Newco agree
fully and promptly to cooperate with each other and
their respective counsels and accountants in
connection with any steps to be taken as part of their obligations under this Agreement.
	Section 8.2	Regulatory Approvals.  By
no later than forty-five (45) days after the date of
this Agreement, Newco shall make all appropriate
filings with Regulatory Authorities for approval of
the Contemplated Transactions, including the
preparation of an application or any amendment
thereto or any other required statements or
documents filed or to be filed by any party with:
(a) the Federal Reserve pursuant to the BHCA;
(b) the OTS pursuant to the HOLA; (c) the OCC
pursuant to the National Bank Act; and (d) any
other Person or Regulatory Authority pursuant to
any applicable Legal Requirement, for authority to consummate the Contemplated Transactions. LBI and MNB shall pursue in good faith the regulatory
approvals necessary to consummate the
Contemplated Transactions.  In advance of any filing
made under this Section, LBI and MNB and their
respective counsel shall be provided with the
opportunity to comment thereon, and LBI, MNB
and Newco each agree promptly to advise each
other and each other's counsel of any material
communication received by it or its counsel from
any Regulatory Authorities with respect to such
filings.
	Section 8.3	SEC Registration.  By no
later than sixty (60) days after the date of this
Agreement, Newco shall file with the SEC a
Registration Statement on an appropriate form
under the Securities Act covering the shares of
Newco Common Stock to be issued pursuant to this
Agreement and shall use all reasonable efforts to
cause the same to become effective and thereafter,
until the Effective Time or lawful termination of this Agreement, to keep the same effective and, if necessary, amend and supplement the same (the
Registration Statement, and any amendments and
supplements thereto, is referred to as the
"Registration Statement").  The Registration
Statement shall include a Proxy
Statement-Prospectus prepared by Newco that is
reasonably acceptable to MNB and LBI (the "Proxy Statement-Prospectus"), for use in connection with the meetings of the stockholders of MNB and LBI
referred to in Section 6.7 and Section 7.7,
respectively, of this Agreement, all in accordance
with the rules and regulations of the SEC.  Newco
shall, as soon as practicable after the execution of
this Agreement, make all filings required to obtain
all permits, authorizations, consents or approvals
required under any applicable Legal Requirements
(including all state securities laws) for the issuance
of the shares of Newco Common Stock to
stockholders of LBI and MNB.  In advance of any
filing made under this Section, LBI and MNB and
their respective counsel shall be provided with the opportunity to comment thereon, and LBI, MNB and Newco each agree promptly to advise each
other and each other's counsel of any material
communication received by it or its counsel from the
SEC or any other Regulatory Authorities with
respect to such filings.
	Section 8.4	Customer and Employee
Relationships.  Each of LBI and MNB agrees that
its respective representatives may jointly:
	(a)	participate in meetings or
discussions with officers and employees of MNB
and LBI and their Subsidiaries in connection with
employment opportunities with Newco after the
Effective Time; and
	(b)	contact Persons having
dealings with MNB or LBI or any of its respective Subsidiaries for the purpose of informing such
Persons of the services to be offered by Newco after
the Effective Time.
	Section 8.5	Newco Expenses.  Except as
otherwise provided herein, all costs and expenses
incurred by a party to this Agreement shall be borne
by such party, including the fees of their respective accountants and attorneys. All organizational expenses of Newco and other reasonable expenses
incurred by Newco in the performance of its duties
under this Agreement shall be shared equally
between MNB and LBI.
	Section 8.6	Publicity.  Prior to the
Effective Time, the parties to this Agreement will
consult with each other before issuing any press
releases or otherwise making any public statements
with respect to this Agreement or the Contemplated Transactions and shall not issue any such press release or make any such public statement without
the prior consent of the other parties, except as may
be required by law.
	Section 8.7	Employee Benefit Plan
Payments; Newco Employee Benefits.  LBI and
MNB agree to take or cause to be taken the actions
described in Schedule 8.7 with respect to the
payment of amounts due under the LBI Employee
Benefits Plans and MNB Employee Benefits Plans,
and to the organization of Newco.  LBI and MNB
further agree to cooperate to determine prior to the
Closing the types of benefits to be offered after the Effective Time by Newco to former employees of
MNB and LBI who become employees of Newco.
	Section 8.8	Director and Officer
Liability Coverage.  LBI and MNB agree to
cooperate to attempt to obtain after the Effective
Time directors' and officers' liability insurance
coverage for the officers and directors of Newco, to
the extent the same is economically practicable.  Any
such coverage shall be on substantially the same
terms and conditions and provide the same coverage
against personal liability for actions taken after the Effective Time as the most protective coverage which is currently provided to officers and directors
of either MNB or LBI.  Such coverage may be
provided through an insurance policy or through an
agreement by Newco to indemnify such officers and
directors.  LBI and MNB also agree to cooperate to
attempt to obtain as of the Effective Time and to
maintain in effect for a period of not less than
three (3) years after the Effective Time directors'
and officers' liability insurance coverage for the
officers and directors of each of LBI and MNB with
respect to actions taken by them prior to the
Effective Time to the extent that such coverage is
available and mutually determined by the parties to
be economically practicable ("Tail Coverage"). Notwithstanding any such Tail Coverage, the parties further agree that after the Effective Time Newco
will indemnify for a period of six (6) years the
current and past officers and directors of LBI and
MNB for all actions taken by them prior to the
Effective Time in their respective capacities as
officers and directors of LBI and MNB to the same
extent as the indemnification provided by LBI or
MNB to its respective officers and directors as of
the time immediately prior to the Effective Time.
The directors and officers of LBI and MNB shall be
third party beneficiaries to this Section and this
Section shall survive the Effective Time.
	Section 8.9	Actions by Newco.  Prior to
the date hereof, LBI and MNB have incorporated
Newco under the Delaware Code, and Newco has
issued one half of Newco's capital stock to each of
MNB and LBI.  MNB and LBI agree that from and
after the date hereof they shall each cause Newco to
take all other corporate and other actions that are necessary for Newco to comply with its respective obligations under this Agreement and to effectuate the Contemplated Transactions.
	Section 8.10	Employment Agreements.
Unless otherwise provided in this Agreement,
Newco shall honor the terms of all employment,
change in control and severance agreements in effect
as of the date of this Agreement and to which any of
LBI, MNB or any of their respective Subsidiaries is
a party.  LBI and MNB shall cause Newco to enter
into employment agreements in the form of
Exhibit G with the individuals listed on such Exhibit
to become effective at the Effective Time.
	Section 8.11	Trademarks.  Prior to the
Closing Date, LBI and MNB shall cause Newco to
purchase any Intellectual Property Assets (including
logos) and associated goodwill owned by LBI,
MNB or any of their respective Subsidiaries.
		ARTICLE 9
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MNB
	MNB's obligation to consummate the
Contemplated Transactions and to take the other
actions required to be taken by MNB at the Closing
is subject to the satisfaction, at or prior to the
Closing, of each of the following conditions (any of
which may be waived by MNB, in whole or in part):
	Section 9.1	Accuracy of
Representations and Warranties.  All of the
representations and warranties of LBI set forth in
this Agreement shall be true and correct in all
material respects with the same force and effect as if
all of such representations and warranties were made
at the Closing Date, provided, however, that to the
extent such representations and warranties expressly
relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the
extent that such representations and warranties are
made in this Agreement subject to a standard of
materiality or Knowledge, such representations and warranties shall be true and correct in all respects.
	Section 9.2	LBI's Performance.  LBI
shall have performed or complied in all material
respects with all of the covenants and obligations to
be performed or complied with by it under the terms
of this Agreement on or prior to the Closing Date,
provided, however, that to the extent performance
and compliance with such covenants and obligations
are subject in this Agreement to a standard of
materiality, LBI shall have performed and complied
in all respects with such covenants and obligations.
	Section 9.3	Proceedings and
Documents Satisfactory.  All proceedings,
corporate or other, to be taken by LBI in connection
with the Contemplated Transactions, and all
documents incident thereto, shall be reasonably
satisfactory in form and substance to counsel for
MNB.
	Section 9.4	Statutory Requirements.
This Agreement shall have been duly and validly
authorized by the stockholders of LBI.  Such
stockholder approval shall have been obtained in
conformity with all applicable laws at a meeting of stockholders for which proxies are solicited in compliance with applicable laws and requirements.
	Section 9.5	No Proceedings.  Neither
LBI nor any LBI Subsidiary shall be made a party
to, or to the Knowledge of LBI, Threatened by any Proceedings which, in the reasonable opinion of
MNB, have or are likely to have a Material Adverse
Effect on LBI, and no Proceeding shall have been
instituted, made or threatened by any Person relating
to the Merger or the validity or propriety of the Contemplated Transactions that MNB reasonably believes will result in material damages or an Order enjoining the Merger or a determination that LBI failed to comply with legal requirements of a
material nature in connection with any of the
Contemplated Transactions.
	Section 9.6	Absence of Certain
Changes or Events.  From the date hereof to the
Effective Time, there shall be and have been no
Material Adverse Effect on LBI, or any event or
occurrence reasonably likely to result in a Material
Adverse Effect on LBI, excluding costs associated
with the Contemplated Transactions and any
payments that become due and payable under any
LBI Employee Benefits Plans as a result of the
occurrence of the Contemplated Transactions.
	Section 9.7	Regulatory Approvals.  All
of the approvals from Regulatory Authorities
referred to in Section 8.2, or otherwise reasonably necessary in the opinion of MNB to consummate the Contemplated Transactions, shall have been obtained and shall be reasonably satisfactory to
MNB.
	Section 9.8	Registration Statement.
The Registration Statement shall have become
effective and no stop order suspending such
effectiveness shall have been issued or threatened by
the SEC that suspends the effectiveness of the
Registration Statement and no Proceeding shall have
been commenced or be pending or Threatened for
such purpose.
	Section 9.9	Fairness Opinion.  As of the
date of this Agreement and prior to distribution of
the Proxy Statement-Prospectus to the stockholders
of MNB, MNB shall have received an opinion from
McConnell, Budd & Downes, Inc. to the effect that
the consideration to be received by MNB's
stockholders in connection with the Merger, from a
financial point of view, is fair to MNB's
stockholders, and the same shall not have been
withdrawn prior to the Closing.
	Section 9.10	Environmental Reports.
MNB shall have been granted acceptable access to
any real property in which LBI or any LBI
Subsidiary has an interest and for which MNB
desired its independent professional consultant to
prepare an Environmental Report, and the results of
any Environmental Report rendered to MNB with
respect to such real property shall have not disclosed
any violation of Environmental Laws which would
reasonably be expected to have a Material Adverse
Effect on LBI.
	Section 9.11	Tax Opinion.  MNB shall
have received an opinion of KPMG LLP, in form
and substance reasonably satisfactory to it, dated as
of the date of the Registration Statement and
updated through the Closing Date, substantially to
the effect that the Merger will constitute a tax free reorganization under Section 368 of the Code.
	Section 9.12	Other Consents and
Approvals.  Any consents or approvals other than
those described in Section 9.7 that are required to
be secured by LBI to consummate the Contemplated Transactions shall have been obtained and shall be reasonably satisfactory to MNB.
		ARTICLE 10
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF LBI
	LBI's obligation to consummate the
Contemplated Transactions and to take the other
actions required to be taken by LBI at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which
may be waived by LBI, in whole or in part):
	Section 10.1	Accuracy of
Representations and Warranties.  All of the
representations and warranties of MNB set forth in
this Agreement shall be true and correct in all
material respects with the same force and effect as if
all of such representations and warranties were made
at the Closing Date, provided, however, that to the
extent such representations and warranties expressly
relate to an earlier date, such representations shall be true and correct in all material respects on and as of such earlier date, and provided further, that to the
extent that such representations and warranties are
made in this Agreement subject to a standard of
materiality or Knowledge, such representations and warranties shall be true and correct in all respects.
	Section 10.2	MNB's Performance.  MNB
shall have performed or complied in all material
respects with all of the covenants and obligations to
be performed or complied with by it under the terms
of this Agreement on or prior to the Closing Date,
provided, however, that to the extent performance
and compliance with such covenants and obligations
are subject in this Agreement to a standard of
materiality, MNB shall have performed and
complied in all respects with such covenants and
obligations.
	Section 10.3	Proceedings and
Documents Satisfactory.  All proceedings,
corporate or other, to be taken by MNB in
connection with the Contemplated Transactions, and
all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for
LBI.
	Section 10.4	Statutory Requirements.
This Agreement shall have been duly and validly
authorized by the stockholders of MNB.  Such
stockholder approval shall have been obtained in
conformity with all applicable laws at a meeting of stockholders for which proxies are solicited in compliance with applicable laws and requirements.
	Section 10.5	No Proceedings.  Neither
MNB nor any MNB Subsidiary shall be made a
party to, or to the Knowledge of MNB, Threatened
by any Proceedings which, in the reasonable opinion
of LBI, have or are likely to have a Material
Adverse Effect on MNB, and no Proceeding shall
have been instituted, made or threatened by any
Person relating to the Merger or the validity or
propriety of the Contemplated Transactions that LBI reasonably believes will result in material damages or an Order enjoining the Merger or a determination
that MNB failed to comply with legal requirements
of a material nature in connection with any of the
Contemplated Transactions.
	Section 10.6	Absence of Certain
Changes or Events.  From the date hereof to the
Effective Time, there shall be and have been no
Material Adverse Effect on MNB, or any event or
occurrence reasonably likely to result in a Material
Adverse Effect on MNB, excluding costs associated
with the Contemplated Transactions and any
payments that become due and payable under any
MNB Employee Benefits Plans as a result of the
occurrence of the Contemplated Transactions.
	Section 10.7	Regulatory Approvals.  All
of the approvals from Regulatory Authorities
referred to in Section 8.2, or otherwise reasonably necessary in the opinion of LBI to consummate the Contemplated Transactions, shall have been obtained and shall be reasonably satisfactory to LBI.
	Section 10.8	Registration Statement.
The Registration Statement shall have become
effective and no stop order suspending such
effectiveness shall have been issued or threatened by
the SEC that suspends the effectiveness of the
Registration Statement and no Proceeding shall have
been commenced or be pending or Threatened for
such purpose.
	Section 10.9	Accrual of Costs.  On or
prior to the Closing Date, the sum of:  (a) the cost
of any benefits or contributions supplied or made or
to be supplied or made through the Effective Time
under any of the MNB Employee Benefit Plans;
(b) the costs of any corrective action to bring any
such plans into compliance with applicable law;
(c) the aggregate cost of complying with any
representation, warranty or covenant of MNB set
forth in this Agreement; and (d) all MNB
Transactional Expenses shall be fully paid or accrued
for in accordance with GAAP.
	Section 10.10	Fairness Opinion.  As of the
date of this Agreement and prior to distribution of
the Proxy Statement-Prospectus to the stockholders
of LBI, LBI shall have received an opinion from
Keefe Bruyette & Woods, Inc. to the effect that the consideration to be received by LBI's stockholders in connection with the Merger, from a financial point
of view, is fair to LBI's stockholders, and the same
shall not have been withdrawn prior to the Closing.
	Section 10.11	Environmental Reports.
LBI shall have been granted acceptable access to
any real property in which MNB or any MNB
Subsidiary has an interest and for which LBI desired
its independent professional consultant to prepare an Environmental Report, and the results of any
Environmental Report rendered to LBI with respect
to such real property shall have not disclosed any
violation of Environmental Laws which would
reasonably be expected to have a Material Adverse
Effect on MNB.
	Section 10.12	Tax Opinion.  LBI shall have
received an opinion of KPMG LLP, in form and
substance reasonably satisfactory to it, dated as of
the date of the Registration Statement and updated
through the Closing Date, substantially to the effect
that the Merger will constitute a tax free
reorganization under Section 368 of the Code.
	Section 10.13	Other Consents and
Approvals.  Any consents or approvals other than
those described in Section 10.7 that are required to
be secured by MNB to consummate the
Contemplated Transactions shall have been obtained
and shall be reasonably satisfactory to LBI.
		ARTICLE 11
		TERMINATION AND ABANDONMENT
	Section 11.1	Termination of Agreement.
This Agreement may be terminated only as set forth
below:
		(a)	by mutual consent of the
Boards of Directors of MNB and LBI, each evidenced
by appropriate written resolutions;
		(b)	by MNB if:  (i) any of the
conditions in Article 9 has not been satisfied as of
the Closing Date or if satisfaction of such a
condition is or becomes impossible (other than
through the failure of MNB to comply with its
obligations under this Agreement); (ii) the failure to satisfy such condition would reasonably be expected to have a Material Adverse Effect upon Newco or
its stockholders if the Closing were to occur; and
(iii) MNB has not waived such condition on or
before the Closing Date, provided, however, that the condition set forth in clause (ii) of this paragraph need not be satisfied to terminate this Agreement if
the failure to satisfy any condition was the result of
any intentional or grossly negligent:  (A) action,
(B) failure to act or (C) misrepresentation, of or by
LBI;
		(c)	by LBI if:  (i) any of the
conditions in Article 10 has not been satisfied as of
the Closing Date or if satisfaction of such a
condition is or becomes impossible (other than
through the failure of LBI to comply with its
obligations under this Agreement); (ii) the failure to satisfy such condition would reasonably be expected to have a Material Adverse Effect upon Newco or
its stockholders if the Closing were to occur; and
(iii) LBI has not waived such condition on or before
the Closing Date, provided, however, that the
condition set forth in clause (ii) of this paragraph
need not be satisfied to terminate this Agreement if
the failure to satisfy any condition was the result of
any intentional or grossly negligent:  (A) action,
(B) failure to act or (C) misrepresentation, of or by
MNB;
		(d)	by MNB by giving written
notice of such termination to LBI if:  (i) there has been
(A) a material breach of any covenant herein (except
for breaches of Section 7.7 or Section 7.10, which are separately addressed in Section 11.1(g)) on the part of
LBI which has not been cured or adequate assurance of
cure given, in either case within thirty (30) Business
Days following notice of such breach from MNB,
unless such breach or failure is a result of the failure by MNB to perform and comply in all material respects with any of its material obligations under this
Agreement that are to be performed or complied with
by it prior to or on the date required hereunder; or (B)
a breach of a representation or warranty of LBI herein
that (individually or, together with other such breaches,
in the aggregate) could reasonably be expected to have
a Material Adverse Effect on Newco following the consummation of the Merger, and that, in the reasonable opinion of MNB's board of directors, by its nature cannot be cured on or prior to the Termination
Date; or (ii) there shall have occurred or been
proposed after the date of this Agreement, any change
in any Legal Requirement, or after the date of this Agreement there shall have been any Order by any
Regulatory Authority that could reasonably be
expected to prevent or delay consummation of the
Merger beyond the Termination Date;
		(e)	by LBI by giving written notice
of such termination to MNB if: (i) there has been (A) a material breach of any covenant herein (except for breaches of Section 6.7 or Section 6.10 which are
separately addressed in Section 11.1(h)) on the part of
MNB which has not been cured or adequate assurance
of cure given, in either case within thirty (30) Business Days following notice of such breach from LBI, unless such breach or failure is a result of the failure by LBI to perform and comply in all material respects with any of its material obligations under this Agreement which are
to be performed or complied with by it prior to or on
the date required hereunder; or (B) a breach of a representation or warranty of MNB herein that
(individually or, together with other such breaches, in
the aggregate) could reasonably be expected to have a Material Adverse Effect on Newco, following the consummation of the Merger, and that, in the
reasonable opinion of LBI's board of directors, by its nature cannot be cured on or prior to the Termination
Date; or (ii) there shall have occurred or been
proposed after the date of this Agreement, any change
in any Legal Requirement, or after the date of this Agreement there shall have been any Order by any
Regulatory Authority that could reasonably be
expected to prevent or delay consummation of the
Merger beyond the Termination Date;
		(f)	by MNB or LBI, by giving
written notice of such termination to the other party or parties, if: (i) the Federal Reserve, the OTS the OCC or any Regulatory Authority the approval of which is required for consummation of the Contemplated
Transactions has denied approval of any of the
Contemplated Transactions and such denial has
become final and nonappealable; (ii) any application,
filing or notice for a regulatory approval has been withdrawn at the request or recommendation of the applicable Regulatory Authority and a petition for
rehearing shall not have been granted or an amended application shall not have been accepted for filing by the applicable Regulatory Authority within the
sixty (60) day period following such withdrawal; or
(iii) the Effective Time shall not have occurred at or before 11:59 p.m. on the Termination Date, provided, however (and without limiting the applicability, if any,
of the provisions of Section 11.2 below, with respect
to the occurrence of any event described in clauses (i)
or (ii) above), that the right to terminate this
Agreement under this Section 11.1(f) shall not be
available to any party to this Agreement whose failure
to fulfill any of its obligations (excluding warranties and representations) under this Agreement has been the cause of or resulted in the occurrence of the event described in clause (iii) above;
		(g)	by MNB, by giving written
notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(a)
if: (i) LBI breaches its obligations under
Section 7.10; (ii) LBI breaches any of its obligations
under Section 7.7 to call a stockholders' meeting to
vote on, and to recommend to its stockholders to
vote to approve, this Agreement and the
Contemplated Transactions, including the Merger;
or (iii) LBI's stockholders fail to approve this
Agreement and the Merger;
		(h)	by LBI, by giving written
notice of such termination to MNB, and subject to
the special termination fee set forth in
Section 11.5(b) if:  (i) MNB breaches its obligations
under Section 6.10; (ii) MNB breaches any of its
obligations under Section 6.7 to call a stockholders' meeting to vote on, and to recommend to its stockholders to vote to approve, this Agreement and
the Contemplated Transactions, including the
Merger; or (iii) MNB's stockholders fail to approve
this Agreement and the Merger;
		(i)	by MNB, by giving written
notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(a), if MNB receives an Unsolicited MNB Proposal that
is determined in good faith by the MNB Board of
Directors, after consultation with MNB's financial
advisor, is on terms that are more favorable to the stockholders of MNB than the Merger and has a reasonable prospect of being consummated in
accordance with its terms (a "Superior MNB
Proposal"); provided, however, that MNB shall not
be permitted to terminate this Agreement pursuant
to this Section 11.1(i) unless MNB shall have given
LBI five (5) Business Days' prior written notice
thereof (or, if there are less than five (5) Business
Days remaining prior to the Closing, written notice
prior to the Closing) of its intent to so terminate this Agreement pursuant to this Section 11.1(i), together with a summary of the terms of, and the
identity of the Person making, such Superior MNB
Proposal;
		(j)	by LBI, by giving written
notice of such termination to MNB, and subject to
the special termination fee set forth in
Section 11.5(b), if LBI receives an Unsolicited LBI
Proposal that is determined in good faith by the LBI
Board of Directors, after consultation with LBI's
financial advisor, is on terms that are more favorable
to the stockholders of LBI than the Merger and has
a reasonable prospect of being consummated in
accordance with its terms (a "Superior LBI
Proposal"), provided, however, that LBI shall not
be permitted to terminate this Agreement pursuant
to this Section 11.1(j) unless LBI shall have given
MNB five (5) Business Days' prior written notice
thereof (or, if there are less than five (5) Business
Days remaining prior to the Closing, written notice
prior to the Closing) of its intent to so terminate this Agreement pursuant to this Section 11.1(j), together with a summary of the terms of, and the
identity of the Person making, such Superior LBI
Proposal;
		(k)	by MNB, by giving written
notice of such termination to LBI, and subject to the special termination fee set forth in Section 11.5(b), if the fairness opinion provided for in Section 9.9
shall have been withdrawn prior to the Closing; or
		(l)	by LBI, by giving written
notice of such termination to MNB, and subject to
the special termination fee set forth in Section
11.5(a), if the fairness opinion provided for in
Section 10.9 shall have been withdrawn prior to the
Closing.
	Section 11.2	Effect of Termination or
Abandonment. In the event of the termination of this Agreement and the abandonment of the Merger pursuant to Section 11.1, this Agreement shall become
null and void, MNB shall bear all MNB Transactional Expenses, LBI shall bear all LBI Transactional
Expenses, and there shall be no liability of one party to the other or any restrictions on the future activities on the part of any party to this Agreement, or its respective directors, officers or stockholders, except
for the obligations of MNB and LBI concerning confidentiality referred to in Section 6.1 and Section
7.1, respectively, and except as provided under
Section 11.3, Section 11.4 and Section 11.5.
	Section 11.3	Payments to LBI.  Subject to
the further provisions of this Section, if: (a) LBI terminates this Agreement pursuant to
Section 11.1(h)(iii); or (b) MNB terminates this
Agreement pursuant to Section 11.1(k), then in any
such case, MNB shall pay to LBI, upon its written
demand, the LBI Transactional Expenses in an amount
not to exceed $350,000. Also subject to the further provisions of this Section, if LBI terminates this
Agreement pursuant to Section 11.1(e)(i)(A),
Section 11.1(h)(i) or Section 11.1(h)(ii), then in any
such case, MNB shall pay to LBI, upon its written
demand, the LBI Transactional Expenses in an amount
not to exceed $350,000, and an additional sum equal to $500,000 (the "MNB Base Termination Fee"). The payment of the sums described in this Section shall be
made by wire transfer of immediately available funds to
such account as LBI shall designate, such sums shall constitute liquidated damages and the receipt thereof shall be the sole and exclusive remedy of LBI and the
LBI Subsidiaries against MNB, the MNB Subsidiaries
and their respective officers, directors, employees and stockholders for any claims arising from or relating in any way to this Agreement or the transactions
contemplated herein; provided, however, that nothing
herein shall preclude or bar LBI from asserting or
enforcing any such claim against any Person other than
MNB, the MNB Subsidiaries and their respective
officers, directors, employees and stockholders and the foregoing is made expressly subject to the provisions of
Section 11.5.  Notwithstanding the foregoing, this
Section 11.3 shall not require MNB to pay to LBI any
MNB Base Termination Fee or LBI Transactional
Expenses if the Merger is not consummated as a result
of the lawful termination of this Agreement by (x) the mutual consent of LBI and MNB pursuant to
Section 11.1(a), (y) LBI or MNB pursuant to
Section 11.1(f), or (z) LBI pursuant to
Section 11.1(e)(ii).
	Section 11.4	Payments to MNB.  Subject
to the further provisions of this Section, if: (a) MNB terminates this Agreement pursuant to
Section 11.1(g)(iii); or (b) LBI terminates this
Agreement pursuant to Section 11.1(l), then in any
such case, LBI shall pay to MNB, upon its written
demand, the MNB Transactional Expenses in an
amount not to exceed $350,000.  Also subject to the
further provisions of this Section, if MNB terminates
this Agreement pursuant to Section 11.1(d)(i)(A),
Section 11.1(g)(i) or Section 11.1(g)(ii), then in any
such case, LBI shall pay to MNB, upon its written
demand, the MNB Transactional Expenses in an
amount not to exceed $350,000, and an additional sum
equal to $500,000 (the "LBI Base Termination
Fee").  The payment of the sums described in this
Section shall be made by wire transfer of immediately available funds to such account as MNB shall designate, such sums shall constitute liquidated
damages and the receipt thereof shall be the sole and exclusive remedy of MNB and the MNB Subsidiaries against LBI, the LBI Subsidiaries and their respective officers, directors, employees and stockholders for any claims arising from or relating in any way to this
Agreement or the transactions contemplated herein;
provided, however, that nothing herein shall preclude
or bar MNB from asserting or enforcing any such claim against any Person other than LBI, the LBI
Subsidiaries and their respective officers, directors, employees and stockholders and the foregoing is made expressly subject to the provisions of Section 11.5. Notwithstanding the foregoing, this Section 11.4 shall not require LBI to pay MNB any LBI Base
Termination Fee or MNB Transactional Expenses if the
Merger is not consummated as a result of the lawful termination of this Agreement by (x) the mutual consent of LBI and MNB pursuant to Section 11.1(a),
(y) LBI or MNB pursuant to Section 11.1(f), or
(z) MNB pursuant to Section 11.1(d)(ii).
	Section 11.5	Special Termination Fees.
	(a) If this Agreement is terminated by MNB pursuant to Section 11.1(d)(i)(A) or Section 11.1(g) or by LBI pursuant to Section 11.1(j) or Section 11.1(l), and within twelve (12) months after such termination LBI
shall enter into a definitive written agreement with any Person (other than MNB and its Affiliates) with respect to an acquisition of not less than twenty-five
percent (25%) of the outstanding shares of LBI
Common Stock or all or substantially all of the assets
of LBI or LFSB, LBI shall pay to MNB, within ten
(10) Business Days after the execution of such
definitive agreement, the amount of $1.0 million by
wire transfer of immediately available funds to such
account as MNB shall designate.
	(b)	If this Agreement is terminated by LBI
pursuant to Section 11.1(e)(i)A) or Section 11.1(h) or
by MNB pursuant to Section 11.1(i) or
Section 11.1(k), and within twelve (12) months after
such termination MNB shall enter into a definitive
written agreement with any Person (other than LBI and
its Affiliates) with respect to an acquisition of not less than twenty-five percent (25%) of the outstanding shares of MNB Common Stock or all or substantially
all of the assets of MNB or SNB, MNB shall pay to
LBI, within ten (10) Business Days after the execution
of such definitive agreement, the amount of
$1.0 million by wire transfer of immediately available
funds to such account as LBI shall designate.
(c)	All payments made pursuant to this
Section shall constitute liquidated damages and the
receipt thereof shall be the sole and exclusive remedy
of the receiving party against the party making such payment, its Affiliates and their respective directors, officers and stockholders for any claims arising out of or relating in any way to this Agreement or the
transactions contemplated herein; provided, however,
that nothing herein shall preclude or bar the party receiving such payment from asserting or enforcing any such claim against any Person other than the party
making such payment, such party's Affiliates and their respective officers, directors, employees and stockholders.
		ARTICLE 12
		MISCELLANEOUS
	Section 12.1	Governing Law.  All
questions concerning the construction, validity and interpretation of this Agreement, and the performance of the obligations imposed by this
Agreement shall be governed by the internal laws of
the State of Kansas applicable to contracts made and
wholly to be performed in such state without regard
to conflicts of laws, except that the law of the state
of Delaware shall apply to all matters of corporate
law and except to the extent superseded by federal
law.
	Section 12.2	Assignment.  Neither this
Agreement nor any of the rights or obligations
hereunder may be assigned, in whole or in part, by
any of the parties to this Agreement without the
prior written consent of the other parties to this
Agreement and any purported assignment in
violation hereof shall be void and of no effect.
	Section 12.3	Amendment and
Modification.  The parties may by written
agreement signed by LBI and MNB:  (a) extend the
time for the performance of any of the obligations or
other acts of the parties hereto; (b) waive any
inaccuracies in the representations or warranties
contained in this Agreement or in any document
delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the conditions, covenants, agreements, representations or warranties contained in this
Agreement or waive or modify performance of any
of the obligations of any of the parties to this
Agreement, which are for the benefit of the waiving
party, provided, however, that no such modification, amendment or supplement agreed to after authorization of this Agreement by the stockholders
of LBI or LBI shall affect the rights of such
respective stockholders in any manner which is
materially adverse to such stockholders.  The failure
of any party to this Agreement to enforce at any
time any provision of this Agreement shall not be
construed to be a waiver of such provision, nor in
any way affect the validity of this Agreement or any
part hereof or the right of any party thereafter to
enforce each and every such provision.  No waiver
of any breach of this Agreement shall be held to
constitute a waiver of any other or subsequent
breach.
	Section 12.4	Notices.  All notices, requests
and other communications hereunder shall be in
writing (which shall include telecopier
communication) and shall be deemed to have been
duly given if delivered by hand or by overnight
express delivery service, mailed certified or
registered mail with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by certified or registered mail with first class postage prepaid:
(a)	If to LBI or Newco, to:
Landmark Bancshares, Inc.
Central and Spruce
Streets, P.O. Box 1437
Dodge City, Kansas
67801-1437
Attention:	Larry Schugart, President and CEO
Telephone:	(620) 227-8111
Telecopier:	(620) 227-8681
	with copies to:
Malizia Spidi & Fisch, PC
1100 New York
Avenue, N.W., Suite 340 West
Washington, D.C. 20005
Attention:	Samuel J. Malizia, Esq.
  and Richard Fisch, Esq.
Telephone:	(202) 434-4660
Telecopier:	(202) 434-4661
or to such other Person and place as LBI shall
furnish to MNB in writing; or
(b)	if to MNB or Newco, to:
	MNB Bancshares, Inc.
	800 Poyntz Avenue
	Manhattan, Kansas  66502
Attention:	Patrick L. Alexander, President and CEO
Telephone:	(785) 565-2000
Telecopier:	(785) 537-0619
with copies to:
Barack Ferrazzano
Kirschbaum Perlman & Nagelberg
333 West Wacker,
Suite 2700
Chicago, Illinois  60606
Attention:	John E. Freechack, Esq.
 and Dennis R. Wendte, Esq.
Telephone:	(312) 984-3100
Telecopier:	(312) 984-3150
or to such other Person or place as MNB shall
furnish to LBI in writing.  Except as otherwise
provided herein, all such notices, requests or other communications shall be effective: (i) if delivered by hand, when delivered; (ii) if mailed in the manner
provided in this Section, five (5) Business Days after deposit with the United States Postal Service; (iii) if delivered by overnight express delivery service, on the next Business Day after deposit with such
service; (iv) if by telecopier, on the next Business
Day if also confirmed by mail in the manner
provided in this Section.
	Section 12.5	Entire Agreement.  This
Agreement and any documents executed by the
parties pursuant to this Agreement and referred to
herein constitute the entire understanding and
agreement of the parties to this Agreement and
supersede all other prior agreements and
understandings, written or oral, relating to such
subject matter between the parties, except for the
Joint Confidentiality Agreement between LBI and
MNB dated December 5, 2000.  This Agreement
and every representation, warranty, covenant,
agreement and provision hereof shall be binding
upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.
	Section 12.6	Severability.  Whenever
possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of
this Agreement is held to be prohibited by or invalid
under applicable law, such provision will be
ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Agreement unless the consummation of the
Contemplated Transactions is adversely affected
thereby.
	Section 12.7	Further Instruments.  The
parties to this Agreement will, at or before the
Effective Time, execute and deliver such further
instruments as may be reasonably requested by any
other party which are necessary to or appropriate
with respect to the consummation of the transactions contemplated by this Agreement.
	Section 12.8	Counterparts.  This
Agreement and any amendments thereto may be
executed in any number of counterparts, each of
which shall be deemed an original, but all of which
together shall constitute one and the same
instrument.
	Section 12.9	 All Reasonable Efforts.
Each party represents and warrants that it will use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable provided that this Section shall not
obligate LBI or MNB to remedy any breach of any
of its representations, warranties and covenants
herein.  In the event that any party becomes aware
of the occurrence or impending occurrence of any
event which would constitute or cause a breach by it
of any of the representations or warranties herein, or
would have constituted or caused a breach by it of
any of the representations or warranties herein, had
such an event occurred or been known prior to the
date hereof, said party shall immediately give
detailed and written notice thereof to the other
party.
	Section 12.10	 Survival of
Representations and Warranties.  Except as
otherwise expressly provided herein, including in
Section 8.7 and Section 8.8, the covenants,
representations and warranties contained in this
Agreement shall survive only until the Effective
Time.
	Section 12.11	 No Third Party
Beneficiaries. This Agreement is not intended to and shall not create any rights in or confer any benefits upon any Person or entity other than the parties hereto and the Persons identified in
	Section 8.8.
IN WITNESS WHEREOF, the parties to this
Agreement have caused it to be executed by their respective officers as of the day and year first written above.
ATTEST:


By:	/s/Gary L. Watkins
	Gary L. Watkins
	Secretary

LANDMARK BANCSHARES, INC.


By:	/s/ Larry Schugart
	Larry Schugart
	President & CEO

ATTEST:


By:	/s/ Mark A. Herpich
	Mark A. Herpich
	Secretary

MNB BANCSHARES, INC.


By:	/s/ Patrick L. Alexander
	Patrick L. Alexander
	President & CEO

ATTEST:


By:	/s/ Mark A. Herpich
	Mark A. Herpich
	Secretary

LANDMARK MERGER COMPANY


By:	/s/ Larry Schugart
	Larry Schugart
	Chairman


ATTEST:


By:	/s/ Gary L. Watkins
	Gary L. Watkins
	Secretary

LANDMARK FEDERAL SAVINGS BANK


By:	/s/ Larry Schugart
	Larry Schugart
	President & CEO

ATTEST:


By:	/s/ Mark A. Herpich
	Mark A. Herpich
	Secretary

SECURITY NATIONAL BANK


By:	/s/ Patrick L. Alexander
	Patrick L. Alexander
	President & CEO